                                 [NUVEEN LOGO]

Nuveen Unit Trusts, Series 124


Nuveen Preferred Securities Portfolio, April 2001

        Prospectus Part A dated April 5, 2001

 .Portfolio Seeks Current Income
 .Letter of Intent Available



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PRF-04-01-P

Nuveen Unit Trusts, Series 124

                                                           CUSIP Nos:
                                                           Dividend in
                                                           Cash        Wrap
Nuveen Preferred Securities Portfolio, April 2001          67069U100   67069U118

Overview


Nuveen Unit Trusts, Series 124 in-
cludes the unit investment trust
listed above. The Portfolio seeks to
provide current income by investing
in investment grade preferred stocks
and trust preferred securities.
Nuveen Investments ("Nuveen" or the
"Sponsor") serves as the Sponsor of
the Portfolio.



 Contents

    2 Overview
    3 NUVEEN PREFERRED SECURITIES
      PORTFOLIO, APRIL 2001
    3 Risk/Return Summary
    3 Investment Objective
    3 Investment Strategy
    3 Portfolio Selection
    3 Preferred Stock
    3 Trust Preferred Securities
    3 Future Portfolios
    4 Industry Diversification
    4 Primary Risks
    4 Investor Suitability
    4 Fees and Expenses
    6 Dealer Concessions
    6 Estimated Annual Income
      Distributions
    7 Schedule of Investments
    8 Notes to Portfolio
    9 How to Buy and Sell Units
    9 Investing in the Portfolio
    9 Sales or Redemptions
   10 Risk Factors
   12 Distributions
   12 Income Distributions
   12 Capital Distributions
   12 General Information
   12 Termination
   12 The Sponsor
   12 Optional Features
   12 Letter of Intent
   12 Nuveen Mutual Funds
   13 Statement of Condition
   14 Report of Independent Public
      Accountants

 For the Table of Contents of Part
 B, see Part B of the Prospectus.


 Units are not deposits or obligations of, or guaranteed by any bank. Units are not FDIC insured and involve investment risk, including the possible loss of principal.


                                      ---

Nuveen Preferred Securities Portfolio, April 2001

Risk/Return Summary

Investment Objective

The Portfolio seeks to provide high current income.

Investment Strategy

The Portfolio consists of a diversified portfolio of preferred stocks and trust preferred securities. The Portfolio includes domestic and foreign secu-rities of various issuers including energy producers, financial services prov-iders, utilities, airlines and real estate investment trusts ("REITs").

The stocks are expected to remain in the Portfolio until termination.

Portfolio Selection

The Sponsor has selected for the Portfolio preferred stocks and trust pre-ferred securities believed to have the best potential for high current income. The Sponsor believes that an investment in a portfolio of preferred stocks and trust preferred securities offers investors an opportunity to receive the in-come flow advantages of bonds while still enjoying the liquidity benefits of an equity security. The Portfolio is carefully diversified across the pre-ferred market, paying close attention to dividend yield, credit quality, call protection, diversification and liquidity. Each of the securities included in the Portfolio are rated in the category of "baa" or better by Moody's Invest-ors Services, Inc. ("Moody's"), or in the category of "BBB" or better by Stan-dard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). In addition, as of the Initial Date of Deposit, each security selected for the Portfolio has at least three years of call protec-tion with the exception of certain extraordinary events. The Sponsor believes that this should help protect against disruption of monthly income distribu-tions.

As of the Initial Date of Deposit, the securities in the Portfolio are approx-imately equally dollar weighted.

Preferred Stock

As of the Initial Date of Deposit, approximately 65.2% of the Portfolio con-sists of preferred stocks. Similar to bonds, many preferred stocks offer a fixed rate of return paid in the form of a dividend and are traded on the ba-sis of their current yield.

Like common stock, most preferred stocks are equity securities representing ownership in a company. Preferred stocks are generally considered "senior se-curities" and enjoy preference over common stockholders with regard to divi-dends and liquidations. For the prospect of a higher yield, preferred stock-holders may forfeit or at least be limited in their voting rights. The pre-ferred stocks included in the Portfolio are traded on the major stock ex-changes.

Certain preferred stocks have maturity dates. The maturities of the preferred stocks included in the Portfolio range from 7 to 96 years.

Trust Preferred Securities

As of the Initial Date of Deposit, approximately 34.8% of the Portfolio con-sists of trust preferred securities. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation or similarly structured securities. Dividend payments of the trust preferred securities generally co-incide with interest payments on the underlying obligations. Unlike preferred stocks, distributions for trust preferred securities are generally treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. Trust preferred securi-ties and the underlying subordinated debentures typically rank senior to the company's common and preferred stock and junior to the company's senior debt, subordinated debt and other indebtedness.

Certain trust preferred securities have maturity dates. The maturities of the trust preferred securities included in the Portfolio range from 28 to 49 years.

Future Portfolios

The Sponsor may create future portfolios that follow the same investment strategy. One such portfolio is expected to be available when the Portfolio terminates. If these future portfolios are available, you may be able to rein-vest into one of the portfolios at a reduced sales charge.

                                      ---

Industry Diversification

Based upon the principal business of each issuer and current market values, the Portfolio represents the following industries:

                                          Approximate
                                           Portfolio
                Industry                  Percentage
                --------                  -----------
Airlines                                     4.35%
Commercial Banks--Central US                 4.35%
Commercial Banks--Non US                    13.03%
Commercial Banks--Southern US                4.34%
Electric--Integrated                         8.69%
Finance-Mortgage Loan/Banker                 4.35%
Insurance Brokers                            4.35%
Life/Health Insurance                       13.05%
Money Center Banks                           4.33%
Mortgage Banks                               4.35%
Oil Components--Exploration & Production     4.35%
Property/Casualty Insurance                  4.36%
REITS--Apartments                            4.33%
REITS--Office Property                       4.35%
REITS--Shopping Centers                      4.35%
REITS--Storage                               4.37%
Telecommunications                           8.70%
                                            ------
                                              100%
                                            ======

Primary Risks

You can lose money by investing in the Portfolio. In addition, the Portfolio may not perform as well as you hope. These things can happen for various rea-sons, including:

 . Share prices can be volatile;

 . Share prices or dividend rates on the securities may decline during the life of the Portfolio;

 . Rising interest rates will generally reduce the value of your Units. Typi-cally, securities with longer periods before maturity are more sensitive to interest rate changes;

 . An issuer may be unwilling or unable to declare dividends in the future or may reduce the level of dividends declared. This may result in a reduction in the value of your Units;

 . The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your Units;

 . The Portfolio will receive early returns of principal if securities are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity;

 . Certain of the securities included in the Portfolio may be foreign securi-ties or American Depositary Receipts that evidence ownership of underlying foreign securities. Foreign securities present risks beyond those of U.S. issuers.

 . The Portfolio is not actively managed and may continue to purchase or hold a security included in the Portfolio even though the securities outlook or its market value or yield may have changed.

 . Industry Concentration Risk--The Portfolio is considered to be concentrated in securities of financial services providers. The Portfolio is also concen-trated in preferred stocks and trust preferred securities. A concentration makes the Portfolio less diversified and subject to more risk. The risks as-sociated with these securities are described in "Risk Factors."

Investor Suitability

The Portfolio may be suitable for you if:

 . You are seeking to own preferred securities in one convenient package;

 . You want current income and diversification;

 . The Portfolio represents only a portion of your overall investment portfo-lio; and

 . The Portfolio is part of a longer term investment strategy.

The Portfolio is not appropriate for you if:

 . You are unwilling to take the risks involved with owning preferred securi-ties; or

 . You are seeking an aggressive high-growth investment strategy.

Fees and Expenses

This table shows the fees and expenses you may pay, directly or indirectly, when you invest in the Portfolio.

                                      ---

Unitholders Sales Fees

                                                     Percentage of  Amount per
                                                    Public Offering   $1,000
                                                         Price      Invested(1)
                                                    --------------- -----------
Maximum Sales Charges
Upfront Sales Charge (2)...........................      1.00%        $10.00
Deferred Sales Charge(3)...........................      3.50%        $35.00
Creation and Development Fee Cap over the life of
 the Portfolio(4)..................................      0.45%        $ 4.50
                                                         -----        ------
 (the Annual Creation and Development Fee is 0.35%
 of average daily net assets and is only charged
 while a Unitholder remains invested)
Maximum Sales Charges (including Creation and
 Development Fee Cap over the life of the
 Portfolio)(4).....................................      4.95%        $49.50
                                                         =====        ======

Estimated Annual Operating Expenses (Paid from Portfolio Assets)

                                                                   Approximate %
                                                   Amount per Unit   of Public
                                                    (based on $10    Offering
                                                        Unit)        Price(1)
                                                   --------------- -------------
Trustee's Fee.....................................    $0.00950        0.0950%
Sponsor's Supervisory Fee.........................    $0.00350        0.0350%
Bookkeeping and Administrative Fees...............    $0.00250        0.0250%
Evaluator's Fee...................................    $0.00300        0.0300%
Other Operating Expenses(5).......................    $0.00275        0.0275%
                                                      --------        ------
Total.............................................    $0.02125        0.2125%

Maximum Organization Costs(6).....................    $ 0.0225         0.225%

---------
(1) Based on 100 Units with a $10 per Unit Public Offering Price as of the Initial Date of Deposit.

(2) As provided below, Unitholders are subject to a maximum transaction-based sales charge (that does not include the Creation and Development Fee) (the "Transactional Sales Charge") that consists of an Upfront Sales Charge and a Deferred Sales Charge. The maximum Transactional Sales Charge is 4.50% of the Public Offering Price. The Upfront Sales Charge equals the differ-ence between the maximum Transactional Sales Charge of 4.50% and any re-maining deferred sales charges. Accordingly, the percentage and dollar amount of the Upfront Sales Charge increases as the Deferred Sales Charge decreases. Please note that the percentage amount of the Upfront Sales Charge will vary over time.

(3) The Deferred Sales Charge is a fixed dollar amount of $0.35 per Unit. The percentage provided is based on a $10 Unit as of the Initial Date of De-posit and the percentage amount will vary over time.

(4) The Creation and Development Fee (the "C&D Fee") compensates the Sponsor for creating and developing the Portfolio. The annual C&D fee is 0.35% of the average daily net assets. The C&D Fee will only be charged for a given Unitholder while the Unitholder remains invested. The Portfolio accrues the C&D Fee daily during the life of the Portfolio based on its average net asset value and pays the Sponsor monthly. In no event will the Sponsor collect over the life of the Portfolio more than the C&D Fee Cap (provided in the table above) of 0.45% of a Unitholder's initial investment.

(5) Other Operating Expenses do not include brokerage costs and other transac-tional fees.

(6) Organization costs are deducted from Portfolio assets at the earlier of the close of the initial offering period or six months after the Initial Date of Deposit.

You will pay both an Upfront and a Deferred Sales Charge. The Upfront Sales Charge equals the difference between the maximum Transactional Sales Charge (which does not include the C&D Fee) of 4.5% of the Public Offering Price and any remaining deferred sales charges. The Deferred Sales Charge is $0.35 per Unit and is deducted monthly in installments of $0.07 per Unit on the last business day of each month from November 30, 2001, through March 29, 2002. If you redeem Units prior to the collection of the entire Deferred Sales Charge, any remaining deferred sales charges will be accelerated and collected at that time.

The maximum per Unit Transactional Sales Charges are reduced as follows:

                                               Upfront  Deferred   Total Maximum
                                                Sales     Sales    Transactional
Number of Units(1)                            Charge(2) Charge(3)  Sales Charge
--------------------------------------------- --------- ---------  -------------
Less than 5,000..............................   1.00%     3.50%        4.50%
5,000 to 9,999...............................   0.75%     3.50%        4.25%
10,000 to 24,999.............................   0.50%     3.50%        4.00%
25,000 to 49,999.............................   0.00%     3.50%        3.50%
50,000 to 99,999.............................   0.00%     3.50%(4)     2.50%
100,000 or more..............................   0.00%     3.50%(4)     1.50%

---------
(1) Sales charge reductions are computed both on a dollar basis and on the ba-sis of the number of Units purchased, at any point of

                                      ---
   purchase, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that basis which is more favorable to you.

(2) The Upfront Sales Charge is based on the Unit price on the Initial Date of Deposit. Because the Upfront Sales Charge equals the difference between the applicable Transactional Sales Charge and the remaining deferred charges, the percentage and dollar amount of the Upfront Sales Charge will vary as the Unit price varies and after deferred charges begin. Despite the variability of the Upfront Sales Charge, each investor is obligated to pay the entire applicable Transactional Sales Charge.

(3) The Deferred Sales Charge is a fixed dollar amount of $0.35 per Unit. The percentage provided is based on a $10 Unit as of the Initial Date of De-posit and the percentage amount will vary over time.
(4) All Units are subject to the same Deferred Sales Charge. To allow invest-ors who purchase 50,000 Units or more to pay a Transactional Sales Charge that is less than the Deferred Sales Charge, the Sponsor provides such in-vestors with additional Units to lower the effective sales charge.

As described in "Public Offering Price" in Part B of the Prospectus, certain classes of investors are also entitled to reduced sales charges. See "Public Offering Price" in Part B of the Prospectus for secondary market sales charges.

Example

This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.

The example assumes that you invest $10,000 in the Portfolio for the periods indicated and then either redeem or do not redeem your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. The example does not include brokerage costs and other transactional fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                              Life of
   1 Year                3 Years                           5 Years                            Portfolio
   -------               -------                           -------                           ----------
   $528.75               $581.25                           $623.75                            $634.38

See "Trust Operating Expenses" in Part B of the Prospectus for additional in-formation regarding expenses.

Dealer Concessions

The Sponsor plans to allow a concession of 3.60% of the Public Offering Price to dealer firms for Units sold during the initial offering period.

The concession paid to dealers is reduced or eliminated in connection with Units sold in transactions to investors that receive reduced sales charges based on the number of Units sold or in connection with Units sold in Rollover Purchases, to Wrap Account Purchasers and to other investors entitled to the sales charge reduction applicable for Wrap Account Purchasers, as follows:

                                                                          %
                                                                      Concession
Number of Units*                                                       per Unit
----------------                                                      ----------
Less than 5,000......................................................   3.60%
5,000 to 9,999.......................................................   3.35%
10,000 to 24,999.....................................................   3.10%
25,000 to 49,999.....................................................   2.60%
50,000 to 99,999.....................................................   1.60%
100,000 or more......................................................   1.00%
Rollover Purchases...................................................   2.60%
Wrap Account Purchasers..............................................   0.00%

*Dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that basis which is more favorable to Unitholders and may result in a reduction in the concession per Unit.

See "Distributions of Units to the Public" in Part B of the Prospectus for ad-ditional information on dealer concessions, volume incentives and secondary market concessions.

Estimated Annual Income Distributions

The Portfolio's estimated annual income distributions per Unit are $0.72 per Unit. The amount of distributions may increase or decrease as securities in the Portfolio mature, are called or are sold, as the dividends received change or as fees and expenses increase or decrease. Estimated distributions assume that all of the securities and expected dividends are delivered to the Portfo-lio. These figures are estimates on the business day prior to the Initial Date of Deposit; actual payments may vary.

                                      ---

-------------------------------------------------------------------------------
Schedule of Investments
(at the Initial Date of Deposit, April 5, 2001)

               Nuveen Preferred Securities Portfolio, April 2001

                                                                             Percentage
                                                               Ratings(7)        of                     Market
                                                            ---------------- Aggregate     Optional      Value     Cost of
Number of                                                   Standard          Offering    Redemption      per   Securities to
 Shares            Name of Issuer of Securities(1)          & Poors  Moody's   Price     Provisions(6)   Share  Portfolio(2)
-----------------------------------------------------------------------------------------------------------------------------
           Airlines                                                              4.35%
    264    Delta Air Lines, Inc., 8.125% Due 07/01/2039     BBB-      baa3       4.35   07/01/2004 @ 25 24.6000   $  6,494
           Commercial Banks--Central US                                          4.35
    260    UnumProvident Financing Trust II, 8.20%
            Corporated Backed Securities, Due 03/15/2038    BBB       baa2       4.35   03/21/2006 @ 25 25.0000      6,500
           Commercial Banks--Non-US                                             13.03
    250    BSCH Finance Ltd., 8.625% Series Q (4)           BBB+        a1       4.35   10/06/2005 @ 25 26.0000      6,500
    254    Espirito Santo Overseas, 8.50% Series B (4)      BBB+        a2       4.33   09/01/2004 @ 25 25.5000      6,477
    255    Westpac Capital Trust I, 8.00% (4)               A-          a1       4.35   07/16/2004 @ 25 25.5000      6,503
           Commercial Banks--Southern US                                         4.34
    252    Regions Financing Trust I, 8.00%, Due 02/28/2031 BBB+        a1       4.34   02/26/2006 @ 25 25.7500      6,489
           Electric--Integrated                                                  8.69
    257    Duke Energy Corporation Capital Financing
            Trust II, 7.20%, Due 03/31/2039                 A-          a1       4.34   06/30/2004 @ 25 25.2600      6,492
    263    Penelec Capital Trust, 7.34%, Due 09/01/2039     BBB+        a3       4.35   09/01/2004 @ 25 24.7500      6,509
           Finance--Mortgage Loan/Banker                                         4.35
    256    Countrywide Capital Trust II, 8.00% Corporate
            Backed Securities, Due 12/15/2026               BBB+        a3       4.35   12/15/2006 @ 25 25.4000      6,502
           Insurance Brokers                                                     4.35
    253    AON Capital Trust, 8.205% Corporate Backed
            Securities, Due 01/01/2027                      A-          a3       4.35         N/A       25.6900      6,500
           Life/Health Insurance                                                13.05
    263    7.70% Corporate Backed Trust Securities,
            Series Royal & Sun Alliance, Due 10/15/2029     A           a2       4.35   04/03/2006 @ 25 24.7500      6,509
    261    Great-West Life & Annuity Insurance Capital I,
            Series A, 7.25%, Due 06/30/2048                 A           a1       4.35   06/30/2004 @ 25 24.9300      6,507
    256    Hartford Life Capital II, 7.625%, Series B,
            Due 02/15/2050                                  BBB+        a2       4.35   03/06/2006 @ 25 25.4000      6,502
           Money Center Banks                                                    4.33
    257    Chase Capital VII, 7.00% Capital Securities,
            Series G, Due 05/15/2029                        A          aa3       4.33   05/28/2004 @ 25 25.2000      6,476
           Mortgage Banks                                                        4.35
    263    Abbey National Plc, 7.25% (4)                    A+         aa3       4.35   06/15/2004 @ 25 24.7200      6,501
           Oil Components--Exploration & Production                              4.35
    255    Talisman Energy Inc., 8.90%, Due 06/15/2048      BBB-      baa2       4.35   06/15/2004 @ 25 25.5000      6,503
           Property/Casualty Insurance                                           4.36
    264    LaSalle Re Holdings Limited 8.75% Series A       BBB-      baa3       4.36   03/27/2007 @ 25 24.6800      6,516
           REITS--Apartments                                                     4.33
    252    Equity Residential Properties Trust, 8.60%       BBB       baa1       4.33   07/15/2007 @ 25 25.7000      6,476
           REITS--Office Property                                                4.35
    263    HRPT Properties Trust 9.875% Series A            BBB-      baa3       4.35   02/22/2006 @ 25 24.7500      6,509
           REITS--Shopping Centers                                               4.35
    260    Realty Income Corporation 8.25%, Due 11/15/2008  BBB-      baa3       4.35         N/A       25.0000      6,500
           REITS--Storage                                                        4.37
    256    Public Storage, Inc., 8.60%                      BBB+      baa2       4.37   01/19/2006 @ 25 25.5400      6,538
           Telecommunications                                                    8.70
    263    7.875% Corporate Backed Trust Securities,
            Series Motorola, Due 10/01/2097                 A           a2       4.35   03/22/2006 @ 25 24.4500      6,504
    266    US WEST, Inc., 7.50%, Corporate Backed
            Securities, Due 11/15/2043                      BBB+        a2       4.35   04/10/2006 @ 25 24.7500      6,509
  -----                                                                        ------                             --------
  5,943                                                                        100.00%                            $149,516
  =====                                                                        ======                             ========

---------
See "Notes to Portfolios."
Advertising and sales literature may include brief descriptions of the princi-pal businesses of the companies included in the Portfolio.
Please note that if this Prospectus is used as a preliminary prospectus for future Nuveen Defined Portfolios, the portfolio will contain different stocks from those described above.

                                      ---

-------------------------------------------------------------------------------
Notes to Portfolio

---------
(1) All securities are represented by contracts to purchase such securities for the performance of which an irrevocable letter of credit has been de-posited with the Trustee. The contracts to purchase the securities were entered into by the Sponsor on April 4, 2001.

(2) The cost of the securities to the Portfolio represents the aggregate un-derlying value with respect to the securities acquired (generally deter-mined by the Evaluator based on the closing sale prices of the listed se-curities on the business day preceding the Initial Date of Deposit). The valuation of the securities has been determined by the Trustee. As of the Initial Date of Deposit, other information regarding the Securities is as follows:

                                               Value of     Cost to     Gain
                                              Securities    Sponsor    (loss)
                                              ----------- ----------- ---------
   Preferred Securities Portfolio............ $149,516.00 $149,829.00 $(313.00)

(3) This security is a foreign security not listed on a U.S. exchange.

(4) This security represents the security of a foreign company which trades directly on a United States national securities exchange.

(5) This security is an American Depositary Receipt of a foreign company that is denominated in U.S. dollars and traded on a U.S. exchange.

(6) The securities are first redeemable on such date and at such price as listed above. Optional redemption provisions, which may be exercised in whole or in part, are at prices of par or stated value. Optional redemp-tion provisions generally will occur at times when the redeemed securities have an offering side evaluation which represents a premium over par or stated value. To the extent that the securities were acquired at a price higher than the redemption price, this will generally represent a loss of capital when compared with the Public Offering Price of the Units when ac-quired. Distributions will generally be reduced by the amount of the divi-dends which otherwise would have been paid with respect to redeemed secu-rities, and any principal amount received on such redemption after satis-fying any redemption requests for Units received by the Portfolio will generally be distributed to Unitholders. Certain of the securities have provisions which would allow for their redemption prior to the earliest stated call date pursuant to the occurrence of certain extraordinary events.

(7) See "Ratings Definitions" in Part B of the Prospectus for a brief descrip-tion of the rating symbols and their meanings.

-------------------------------------------------------------------------------

                                      ---

How to Buy and Sell Units

Investing in the Portfolio

The minimum investment in the primary and secondary market is normally $1,000 or 100 Units, whichever is less. However, for IRA purchases the minimum in-vestment is $500 or the nearest whole number of Units whose value is less than $500.

You can buy Units from any participating dealer.

As of April 5, 2001, the Initial Date of Deposit, the per Unit Public Offering Price for the Portfolio is $10.00. As described above, Units are subject to an Upfront Sales Charge that is equal to the difference between the total maximum Transactional Sales Charge (which does not include the C&D Fee) of 4.50% of the Public Offering Price and the remaining deferred sales charges. If the Portfolio has any remaining deferred sales charges, you will also pay those charges. Deferred sales charges are deducted monthly in installments of $0.07 per Unit from November 30, 2001, to March 29, 2002. The Public Offering Price includes the sales charge and the estimated organization cost of $0.0225 per Unit. The Public Offering Price changes every day with changes in the price of the securities. As of the close of business on April 5, 2001, the number of Units of the Portfolio may be adjusted so that the per Unit Public Offering Price will equal $10.00.

If you are buying Units in the primary market with assets received from the redemption or termination of another Nuveen Defined Portfolio, you will pay a reduced Transactional Sales Charge that is one percentage point less than the applicable maximum Transactional Sales Charge for the Portfolio. You may also buy Units with that sales charge if you are purchasing Units in the primary market with the termination proceeds from a non-Nuveen unit trust with a simi-lar investment strategy. Such purchases entitled to this sales charge reduc-tion may be classified as "Rollover Purchases."

Wrap Account Purchasers and certain other investors described in Part B of the Prospectus may buy Units with a Transactional Sales Charge equal to the por-tion of the Transactional Sales Charge retained by the Sponsor for non-break-point purchases (approximately 0.90% of the Public Offering Price for the Portfolio). Wrap account arrangements generally involve additional fees charged by your broker, financial advisor or financial planner.

The discount for Wrap Account Purchasers is available whether or not you pur-chase Units with the Wrap CUSIP option.

The Portfolio's securities are valued by the Evaluator, The Bank of New York, generally on the basis of their closing sales prices on the applicable securi-ties exchange or The Nasdaq Stock Market, Inc., every business day.

The Sponsor intends to periodically create additional Units of the Portfolio. See "Nuveen Defined Portfolios" and "Composition of Trusts" in Part B of the Prospectus for more details.

See "Public Offering Price" and "Market for Units" in Part B for additional information on investing in the Portfolio.

Sales or Redemptions

Units may be redeemed by the Trustee, The Bank of New York, on any business day at their current market value. Unitholders of the Portfolio who purchase at least 1,000 Units or whose Units are worth $10,000, as determined by the Trustee, may elect to be distributed the underlying securities, rather than cash, if the election is made not more than thirty days and not less than seven days prior to the Portfolio's termination. In-kind distributions are not available for foreign securities not traded on a U.S. securities exchange.

Although not obligated to do so, the Sponsor may maintain a market for Units and offer to repurchase the Units at prices based on their current market val-ue. If a secondary market is not maintained, a Unitholder may still redeem Units through the Trustee.

During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the price at which the Trustee will redeem Units and the price at which the Sponsor may repurchase Units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

Any applicable deferred sales charges remaining on Units at the time of their sale or redemption will be collected at that time.

See "Redemption" and "Market for Units" in Part B of the Prospectus for de-tails.

                                      ---

Risk Factors

You can lose money by investing in the Portfolio. Recently, equity markets have experienced significant volatility. Your investment is at risk primarily be-cause of:

 . Market risk

  Market risk is the risk that a particular security in the Portfolio, the Portfolio itself or securities in general may fall in value. Market value may be affected by a variety of factors including:

  --General stock market movements;

  --Changes in the financial condition of an issuer or an industry;

  --Changes in perceptions about an issuer or an industry;

  --Interest rates and inflation;

  --Governmental policies and litigation; and

  --Purchases and sales of securities by the Portfolio.

 . Interest rate risk

  Interest rate risk is the risk that securities in the Portfolio will decline in value because of a rise in interest rates. Generally, securities that pay fixed rates of return will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, securities that pay fixed rates of return with longer periods before maturity are more sensitive to interest rate changes.

 . Credit and dividend payment risk

  Credit risk is the risk that an issuer of a security in the Portfolio is un-able or unwilling to make dividend payments. Trust preferred securities are subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made. Such interest payments are dependent on the financial condition of the is-suer and may be deferred for up to 20 consecutive quarters.

 . Call risk

  Call risk is the risk that securities can be prepaid or "called" by the is-suer before their stated maturity. If securities are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield. Also, an early call at par of a security trading at a premium will reduce your return. Securities in the Portfolio are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Portfolio. The dates and prices upon which the securities are first subject to optional calls are provided in "Schedule of Investments." The securities may also be subject to special or extraordinary call provisions and "mandatory put" fea-tures that may cause the securities to be removed from the Portfolio prior to maturity or stated call dates.

 . Security quality risk

  Security quality risk is the risk that a reduction in a securities rating may decrease its value and the value of your investment in the Portfolio.

 . Inflation risk

  Inflation risk is the risk that the value of assets or income from invest-ments will be less in the future as inflation decreases the value of money.

 . Tax and Legislation risk

  Tax legislation or positions taken by the Internal Revenue Service could af-fect the value of the Portfolio by changing the tax characterizations of trust preferred securities or the securities underlying the trust preferred securities. Congress has considered such proposals in the past and may do so in the future.

 . Concentration risk

  When stocks in a particular industry make up 25% or more of a Portfolio, it is said to be "concentrated" in that industry, which makes a Portfolio less diversified and subject to more market risk. The Portfolio is concentrated in the securities of financial services companies, and in preferred stocks and trust preferred securities.

  Financial Services Industry--Here is what you should know about a concentra-tion in stocks of the financial services industry.

  --Banks and thrifts must contend with:

   volatile interest rates;

   the adverse effects of economic recession;

   competition;

   portfolio concentrations in geographic markets and in real estate loans;
   and

   significant regulation.

                                      ---

  --Insurance companies must contend with:

   interest rate movements;

   the imposition of premium rate caps;

   competition and pressure to compete globally;

   weather catastrophes and other disasters that require payouts;

   mortality rates; and

   government regulation or tax law changes.

  --Investment firms must contend with:

   shrinking profit margins due to new competitors;

   the cost of new technology; and

   the pressure to compete globally.

Preferred Stocks--Here is what you should know about a concentration in pre-ferred stocks. In addition to the risks set forth above, preferred stocks are also subject to the following risks:

  --Preferred stocks are vulnerable to legislative initiatives that reduce the dividends-received deduction, which would affect the after-tax return of these securities.

  --Dividend payments on preferred stocks are generally subordinate to those of creditors and holders of debt obligations or more senior preferred secu-rities of the issuers.

  --Preferred stocks do not represent an obligation of the issuer and do not offer any assurance of income.

  --The issuance of additional debt or more senior preferred securities by the issuer may adversely affect the issuers' ability or inclination to pay div-idends.

Trust Preferred Securities--Here is what you should know about a concentration in trust preferred securities. In addition to the risks set forth above, trust preferred securities are also subject to the following risks:

  --Trust preferred securities are designed to create the same business risk for an investor as if the investor had bought the securities underlying the trust preferred securities. A corporation's ability to pay distributions on the trust preferred securities is generally dependent on whether the corpo-ration issuing the securities is able to pay interest on the underlying se-curities.

  --Unitholders have no right to accelerate the trust preferred securities or the underlying securities for non-payment.

  --A corporation issuing the underlying securities may elect to defer inter-est payments on those securities at any time during the life of the trust preferred securities for up to 20 consecutive quarters. If such an election is made, distributions on the trust preferred securities will not be made during the deferral period. During any deferral period investors are gener-ally taxed as if the Portfolio had received current income.

  --Tax or regulatory changes may change the tax characterization of the trust preferred securities or the underlying securities, and, as a result, may affect the value of your Units.

  --Trust preferred securities may be subject to redemption after a certain call date or as a result of certain tax or regulatory events. This may oc-cur prior to maturity or the Portfolio's termination.

 . Foreign risks

  Certain of the securities included in the Portfolio may be stocks and/or American Depositary Receipts ("ADRs") of foreign companies. ADRs are denomi-nated in U.S. dollars and are typically issued by a U.S. bank or trust com-pany. An ADR evidences ownership of an underlying foreign security. The Trustee acts as the depositary for a number of ADRs. The presence of either ADRs or other foreign securities in a Portfolio is indicated in the Schedule of Investments for that Portfolio.

  Foreign securities present risks beyond securities of U.S. issuers. Foreign securities may be affected by:

  --Adverse political, diplomatic and economic developments;

  --Political or economic instability;

  --Higher brokerage costs;

  --Currency risk;

  --Less liquidity;

  --More volatile prices;

  --Reduced government regulation;

  --Different accounting standards;

  --Foreign taxation; and

  --Less publicly available information.

See "Composition of Trusts" in Part B of the Prospectus for additional risk factors.

                                      ---

Distributions

Income Distributions

Cash dividends received by the Portfolio, net of expenses, will be paid on the last business day of each month ("Income Distribution Dates"), beginning May 31, 2001, to Unitholders of record on the 15th of each month ("Income Record Dates"), respectively.

Capital Distributions

Distributions of funds in the Capital Account, net of expenses, will be made when the Portfolio terminates. In certain circumstances, additional distribu-tions may be made.

See "Distributions To Unitholders" in Part B of the Prospectus for more de-tails.

General Information

Termination

Commencing on October 4, 2006, the Mandatory Termination Date, the securities in the Portfolio will begin to be sold as prescribed by the Sponsor. The Trustee will provide written notice of the termination to Unitholders which will specify when Units may be surrendered.

Unitholders will receive a cash distribution within a reasonable time after the Portfolio terminates. The amount you receive upon termination or early re-demption may be more or less than your original investment. Unitholders who purchase at least 1,000 Units or whose Units are worth $10,000 may elect to be distributed the underlying stock if the election is made not more than thirty days and not less than seven days prior to the Portfolio's termination. Howev-er, in-kind distributions are not available for foreign securities not traded on a U.S. securities exchange. See "Distributions to Unitholders" and "Other Information--Termination of Indenture" in Part B of the Prospectus for more details.

The Sponsor

Since our founding in 1898, Nuveen Investments has been synonymous with in-vestments that withstand the test of time. Today, we offer a range of equity and fixed-income unit trusts designed to suit the unique circumstances and fi-nancial planning needs of our investors. Nuveen, a leader in tax-efficient in-vesting, believes that a carefully selected portfolio can play an important role in building and sustaining the wealth of a lifetime. Nuveen began offer-ing defined portfolios in 1961 and more than 1.5 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The Prospectus describes in detail the investment objectives, policies and risks of the Portfolios. We invite you to discuss the contents with your fi-nancial advisor, or you may call us at 800-742-8860 for additional informa-tion. Nuveen personnel may from time to time maintain a position in certain stocks held by the Portfolio.

Optional Features

Letter of Intent (LOI)

Investors may use a Letter of Intent to get reduced sales charges on purchases made over a 13-month period (and to take advantage of dollar cost averaging). Unitholders will not be permitted to apply future rollover purchases to sat-isfy the LOI amount. The minimum LOI investment is $50,000. See "Public Offer-ing Price" in Part B of the Prospectus for details.

Nuveen Mutual Funds

Portfolio purchases may be applied toward breakpoint pricing discounts for Nuveen Mutual Funds. For more information about Nuveen investment products, obtain a prospectus from your financial advisor.

                                      ---

Statement of Condition
(at the Initial Date of Deposit, April 5, 2001)

                                                                Preferred
                                                           Securities Portfolio
Trust Property                                             --------------------
Investment in securities represented by purchase
 contracts(1)(2).........................................        $149,516
                                                                 ========
Liabilities and Interest of Unitholders
Liabilities:
  Deferred sales charge(3)...............................        $  5,286
  Reimbursement of Sponsor for organization costs(4).....        $    340
                                                                 --------
     Total...............................................        $  5,626
                                                                 ========
Interest of Unitholders:
  Units of fractional undivided interest outstanding.....          15,102
                                                                 --------
  Cost to investors(5)...................................        $150,958
   Less: Gross underwriting commission(6)................        $  6,728
   Less: Organization costs(4)...........................        $    340
                                                                 --------
  Net amount applicable to investors.....................        $143,890
                                                                 --------
     Total...............................................        $149,516
                                                                 ========

---------

(1) Aggregate cost of securities listed under "Schedule of Investments" is based on their aggregate underlying value.

(2) An irrevocable letter of credit has been deposited with the Trustee as collateral, which is sufficient to cover the monies necessary for the pur-chase of the securities pursuant to contracts for the purchase of such se-curities.

(3) Represents the amount of mandatory distributions from the Portfolio ($0.35 per Unit) payable to the Sponsor in five equal monthly installments of $0.07 per Unit beginning on November 30, 2001 and on the last business day thereafter through March 29, 2002.

(4) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing a Portfolio. These costs have been estimated at $0.0225 per Unit for each Portfolio. A payment will be made as of the earlier of six months after the Initial Date of Deposit or the end of the initial offering period to an account maintained by the Trustee from which the obligations of the in-vestors to the Sponsor will be satisfied. To the extent that actual organ-ization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of a Portfolio.

(5) Aggregate Public Offering Price computed as set forth under "PUBLIC OFFER-ING PRICE" in Part B of this Prospectus.

(6) The gross underwriting commission of 4.50% per Unit includes both an Upfront and a Deferred Sales Charge and has been calculated on the assump-tion that the Units sold are not subject to a reduction of sales charges for quantity purchases. In single transactions involving 5,000 Units or more, the sales charge is reduced. (See "PUBLIC OFFERING PRICE" in Part B of this Prospectus.)

                                      ---

Report of Independent Public Accountants

To the Board of Directors of Nuveen Investments and Unitholders of Nuveen Unit Trusts, Series 124:

We have audited the accompanying statement of condition and the schedule of investments at date of deposit (included in Part A of this Prospectus) of Nuveen Unit Trusts, Series 124, as of April 5, 2001. These financial state-ments are the responsibility of the Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the irrevocable letter of credit arrangement for the purchase of securities, described in Note (2) to the statement of condition, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of condition and the schedule of investments at date of deposit referred to above present fairly, in all material respects, the financial position of Nuveen Unit Trusts, Series 124, as of April 5, 2001, in conformity with accounting principles generally accepted in the United States.

                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
April 5, 2001.

                                      ---

                 (This page has been left blank intentionally.)





                                      ---

[Nuveen Defined Portfolios Logo]

                         NUVEEN UNIT TRUSTS, SERIES 124
                              PROSPECTUS -- PART A

                                 April 5, 2001

                              Sponsor       Nuveen Investments
                                            333 West Wacker Drive
                                            Chicago, IL 60606-1286
                                            Telephone: 312-917-7700


                              Trustee       The Bank of New York
                                            101 Barclay Street
                                            New York, NY 10286
                                            Telephone: 800-742-8860

  This Prospectus does not contain complete information about the Portfolios filed with the Securities and Exchange Commission in Washington, DC under the:

  Securities Act of 1933 (file no. 333-57094)

  Investment Company Act of 1940 (file no. 811-08103)

  More information about the Portfolios, including the code of ethics adopted by the Sponsor and the Nuveen Unit Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Portfolio in-formation is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

  No person is authorized to give any information or representation about a Portfolio not contained in Parts A or B of this Prospectus or the Information Supplement, and you should not rely on any other information.

  When Units of a Portfolio are no longer available or for investors who will reinvest into subsequent series of a Portfolio, this Prospectus may be used as a preliminary Prospectus for a future series. If this is the case, investors should note the following:

    1. Information in this Prospectus is not complete and may be changed;

    2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

    3. This Prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

[LOGO NUVEEN DEFINED PORTFOLIOS]

Nuveen Preferred Securities Portfolio Prospectus
         Prospectus Part B dated April 5, 2001

  The Prospectus for a Nuveen Defined Portfolio (a "Trust") is divided into two parts. Part A of the Prospectus relates exclusively to a particular Trust or Trusts and provides specific information regarding each Trust's portfolio, strategies, investment objectives, expenses, financial highlights, income and capital distributions, hypothetical performance information, risk factors and optional features. Part B of the Prospectus provides more general information regarding the Nuveen Defined Portfolios. You should read both Parts of the Pro-spectus and retain them for future reference. Except as provided in Part A of the Prospectus, the information contained in this Part B will apply to each Trust.

  Additional information about the Trusts is provided in the Information Sup-plement. You can receive an Information Supplement by calling The Bank of New York (the "Trustee") at (800) 742-8860.

Nuveen Defined Portfolios

Each Nuveen Defined Portfolio consists of a portfolio of Securities of compa-nies described in the applicable Part A of the Prospectus (see "Schedule of In-vestments" in Part A of the Prospectus for a list of the Securities included in a Trust).

Minimum Investment--$1,000 or 100 Units ($500 or nearest whole number of Units whose value is less than $500 for IRA purchases), whichever is less.

Redeemable Units. Units of a Trust are redeemable at the offices of the Trustee at prices based upon the aggregate underlying value of the Securities (gener-ally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit includes estimated or-ganization costs per Unit. After such period, the Redemption Price will not in-clude such estimated organization costs. See "Risk/Return Summary--Fees and Ex-penses" in Part A of the Prospectus for the organization costs and see "REDEMP-TION" herein for a more detailed discussion of redeeming your Units.

Dividend and Capital Distributions. Cash dividends received by a Trust will be paid on those dates set forth under "Distributions" in Part A of the Prospec-tus. Distributions of funds in the Capital Account, if any, will be made as part of the final liquidation distribution, if applicable, and in certain cir-cumstances, earlier. See "DISTRIBUTIONS TO UNITHOLDERS."

Public Offering Price. Public Offering Price of a Trust during the Initial Of-fering Period is based upon the aggregate underlying value of the Securities in the Trust's portfolio (generally determined by the closing sale prices of the listed Securities and the ask prices of over-the-counter traded Securities) plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus a sales charge as set forth in Part A of the Prospectus and is rounded to the nearest cent. The Public Offering Price during the period ending with the earlier of six months after the Initial Date of Deposit or the end of the ini-tial offering period also includes organization costs incurred in establishing a Trust. These costs will be deducted from the assets of the Trust as of the close of such period. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. For Units purchased in the secondary market, the Public Offer-ing Price is based upon the aggregate underlying value of the Securities in the Trust (generally determined by the closing sale prices of the listed Securities and the bid prices of over-the-counter traded Securities) plus the applicable sales charges. A pro rata share of accumulated dividends, if any, in the Income Account from the preceding Record Date to, but not including, the settlement date (normally three business days after purchase) is added to the Public Of-fering Price. (See "PUBLIC OFFERING PRICE.")

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
NUVEEN DEFINED PORTFOLIOS..................................................   3
COMPOSITION OF TRUSTS......................................................   4
PUBLIC OFFERING PRICE......................................................   6
MARKET FOR UNITS...........................................................  10
EVALUATION OF SECURITIES AT THE INITIAL DATE OF DEPOSIT....................  10
TAX STATUS.................................................................  10
RETIREMENT PLANS...........................................................  15
TRUST OPERATING EXPENSES...................................................  15
DISTRIBUTIONS TO UNITHOLDERS...............................................  16
ACCUMULATION PLAN..........................................................  17
REPORTS TO UNITHOLDERS.....................................................  18
UNIT VALUE AND EVALUATION..................................................  18
DISTRIBUTIONS OF UNITS TO THE PUBLIC.......................................  19
OWNERSHIP AND TRANSFER OF UNITS............................................  20
REDEMPTION.................................................................  21
PURCHASE OF UNITS BY THE SPONSOR...........................................  22
REMOVAL OF SECURITIES FROM THE TRUSTS......................................  22
INFORMATION ABOUT THE TRUSTEE..............................................  23
LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE..........................  23
SUCCESSOR TRUSTEES AND SPONSORS............................................  24
INFORMATION ABOUT THE SPONSOR..............................................  24
INFORMATION ABOUT THE EVALUATOR............................................  25
OTHER INFORMATION..........................................................  25
RATINGS DEFINITIONS........................................................  26
LEGAL OPINION..............................................................  28
AUDITORS...................................................................  28
CODE OF ETHICS.............................................................  28
SUPPLEMENTAL INFORMATION...................................................  28

Nuveen Defined Portfolios

  This Nuveen Defined Portfolio is one of a series of separate but similar investment companies created by Nuveen Investments, each of which is designated by a different Series number. The underlying unit investment trust(s) contained in this Series are combined under one Trust Indenture and Agreement. Specific information regarding each Trust is set forth in Part A of this Prospectus. The various Nuveen Defined Portfolios are collectively referred to herein as the "Trusts." This Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement dated the Initial Date of Deposit (the "Indenture") between Nuveen Investments ("Nuveen" or the "Sponsor") and the Trustee.

  The Sponsor has deposited with the Trustee delivery statements relating to contracts for the purchase of the securities of the companies described in the applicable Part A of the Prospectus, together with funds represented by an irrevocable letter of credit issued by a major commercial bank in the amount required for their purchase (or the securities themselves). See "Schedule of Investments" in Part A of the Prospectus, for a description of the Securities deposited in the applicable Trust. See also, "Risk/Return Summary" and "Risk Factors" in Part A of the Prospectus. As used herein, the term "Securities" means the Securities (including contracts for the purchase thereof) initially deposited in each Trust and described in the related portfolio and any additional securities that may be held by a Trust.

  The Trustee has delivered to the Sponsor registered Units which represent ownership of the entire Trust, and which are offered for sale by this Prospectus. Each Unit of a Trust represents a fractional undivided interest in the Securities deposited in such Trust. Units may only be sold in states in which they are registered. To the extent that any Units of any Trust are redeemed by the Trustee, the aggregate value of the Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Sponsor will initially, and from time to time thereafter, hold Units in connection with their offering.

  Additional Units of a Trust may be issued from time to time following the Initial Date of Deposit by depositing in such Trust additional Securities (or contracts therefore backed by an irrevocable letter of credit or cash) or cash (including a letter of credit) with instructions to purchase additional Securities in the Trust. As additional Units are issued by a Trust as a result of the deposit of additional Securities or cash by the Sponsor, the aggregate value of the Securities in a Trust will be increased and the fractional undivided interest in such Trust represented by each Unit will be decreased. The Sponsor may continue to make additional deposits of Securities, or cash with instructions to purchase additional Securities, into a Trust following the Initial Date of Deposit, provided that such additional deposits will be in amounts which will maintain, within reasonable parameters, the same original proportionate relationship among the Securities in such Trust established on the Initial Date of Deposit. Thus, although additional Units will be issued, each Unit will continue to represent the same proportionate amount of each Security. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities or cash being deposited by the Sponsor, the fractional undivided interest in a Trust represented by each unredeemed Unit will decrease or increase accordingly, although the actual interest in such Trust represented by such fraction will remain unchanged. If the Sponsor deposits cash, however, existing and new investors may experience a dilution of their investment and a reduction in their anticipated income because of fluctuations in the price of the Securities between the time of the cash deposit and the purchase of the Securities and because the Trust will pay the associated brokerage fees. To minimize this effect, the Trust will try to purchase the Securities as close to the evaluation time or as close to the evaluation price as possible. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until termination of the Indenture.

  The Sponsor may realize a profit (or sustain a loss) as of the opening of business on the Initial Date of Deposit resulting from the difference between the purchase prices of the Securities and the cost of such Securities to the Trust, which is based on the evaluation of the Securities as of the opening of business on the Initial Date of Deposit. (See "Schedule of Investments" in Part A of the Prospectus.) The Sponsor may also be considered to have realized a profit or to have sustained a loss, as the case may be, in the amount of any difference between the cost of the Securities to the Trust (which is based on the Evaluator's determination of the aggregate value of the underlying Securi-ties of the Trust) on the subsequent date(s) of deposit and the cost of such Securities to Nuveen, if applicable.

Composition of Trusts

  Each Trust initially consists of delivery statements relating to contracts to purchase Securities (or of such Securities) as are listed under "Schedule of Investments" in Part A of this Prospectus and, thereafter, of such Securi-ties as may continue to be held from time to time (including certain securi-ties deposited in the Trust to create additional Units or in substitution for Securities not delivered to a Trust). To assist the Sponsor in selecting Secu-rities for certain Trusts, the Sponsor may use its own resources to pay out-side research service providers.

  Limited Replacement of Certain Securities. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security. In the event of a failure to deliver any Security that has been pur-chased for a Trust under a contract, including those Securities purchased on a when, as and if issued basis ("Failed Securities"), the Sponsor is authorized under the Indenture to direct the Trustee to acquire other specified Securi-ties ("Replacement Securities") to make up the original corpus of the Trust within 20 days after delivery of notice of the failed contract and the cost to the Trust may not exceed the amount of funds reserved for the purchase of the Failed Securities.

  If the right of limited substitution described in the preceding paragraph is not utilized to acquire Replacement Securities in the event of a failed con-tract, the Sponsor will refund the sales charge attributable to such Failed Securities to all Unitholders of the Trust and the Trustee will distribute the principal attributable to such Failed Securities not more than 120 days after the date on which the Trustee received a notice from the Sponsor that a Re-placement Security would not be deposited in the Trust. In addition, Unitholders should be aware that, at the time of receipt of such principal, they may not be able to reinvest such proceeds in other securities with equiv-alent growth or income potential at a comparable price.

  The Indenture also authorizes the Sponsor to increase the size of the Trust and the number of Units thereof by the deposit of additional Securities in the Trust or cash (including a letter of credit) with instructions to purchase ad-ditional Securities in the Trust and the issuance of a corresponding number of additional Units. If the Sponsor deposits cash, however, existing and new in-vestors may experience a dilution of their investment and a reduction in their anticipated income because of fluctuations in the prices of the Securities be-tween the time of the cash deposit and the purchase of the Securities and be-cause the Trust will pay the associated brokerage fees.

  Sale of Securities. Certain of the Securities may from time to time under certain circumstances be sold. The proceeds from such events will be used to pay for expenses or for Units redeemed or distributed to Unitholders and not reinvested; accordingly, no assurance can be given that a Trust will retain for any length of time its present size and composition.

  Whether or not the Securities are listed on a securities exchange, the prin-cipal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Secu-rities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Securities are limited or absent. There can be no assurance that a Trust or, if applicable, successive trusts that employ the same or a similar investment strategy, will achieve their investment objectives.

  Sale, maturity and redemption of securities. Certain of the Securities may from time to time under certain circumstances be sold or will mature in accor-dance with their terms. The proceeds from such events will be used to pay for expenses or for Units redeemed or distributed to Unitholders and not reinvest-ed; accordingly, no assurance can be given that a Trust will retain for any length of time its present size and composition.

  Certain Securities in the Trusts may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "Schedule of Investments" in Part A of this Prospectus and/or pursuant to a sinking fund or special or extraordinary redemption provisions. Certain Securities may carry a "mandatory put" (also referred to as a "mandatory tender" or "mandatory repurchase") feature pursu-ant to which the holder of such Securities will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Securities. The Trustee does not have the authority to act to retain Securities with such features; according-ly, it will receive payment of the full principal amount of any such Securi-ties on the stated put date.

  The exercise of redemption or call provisions will (except to the extent the proceeds of the called Securities are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent income distributions; it may also affect the current return on Units of the Trust involved. The exercise of redemption or call provisions is more likely to occur in situations where the Securities have an offering side evaluation which represents a premium over par (as opposed to a discount from par). Because Securities may have been valued at prices above or below par value or the then current accreted value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Securi-ties.

  Market Discounts or Premiums. Certain of the Securities may have been depos-ited at a market discount or premium principally because their dividend rates are lower or higher than prevailing rates on comparable securities. The cur-rent returns of market discount securities are lower than comparably rated se-curities selling at par because discount securities tend to increase in market value as they approach maturity. The current returns of market premium securi-ties are higher than comparably rated securities selling at par because pre-mium securities tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium security will re-sult in a reduction in yield to a Trust. Market premium or discount attribut-able to dividend rate changes does not indicate market confidence or lack of confidence in the issue.

  Original Issue Discount Obligations. Certain Trusts may include original is-sue discount obligations. Such securities are securities which were issued with nominal coupon rates less than the rates then offered by comparable secu-rities and as a consequence were originally sold at a discount from their face, or par, values. In a stable interest rate environment, the market value of an original issue discount obligation would tend to increase more slowly in early years and in greater increments as the security approached maturity.

  Original issue discount obligations may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "accreted value") plus, if applicable, some premium. Pursu-ant to such call provisions, an original issue discount obligation may be called prior to its maturity date at a price less than its face value. See the "Schedule of Investments" appearing in Part A of this Prospectus for more in-formation about the call provisions of portfolio Securities.

  Unitholders should consult their own tax advisor with respect to the state and local tax consequences of owning original issue discount obligations. Un-der applicable provisions governing determination of state and local taxes, interest on original issue discount obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

  Legislation. At any time after the Initial Date of Deposit, legislation may be enacted, with respect to the Securities in a Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the is-suers of the Securities to achieve their business goals.

  Unitholders will be unable to dispose of any of the Securities in a Trust and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor.

  Litigation. Except as provided in Part A of the Prospectus, to the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Securities which might reasonably be ex-pected to have a material adverse effect on any of the Trusts. It is possible that after the Initial Date of Deposit, litigation may be initiated with re-spect to Securities in any Trust or current litigation may have unexpected re-sults. The Sponsor is unable to predict whether any such litigation may have such results or may be instituted, or if instituted, whether any such litiga-tion might have a material adverse effect on the Trusts.

Public Offering Price

  The Public Offering Price of the Units is based on the aggregate underlying value of the Securities in the Trust (generally determined by the closing sale prices of listed Securities and the ask prices of over-the-counter traded Se-curities), plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus an initial sales charge equal to the difference between the maximum transactional sales charge (as set forth in Part A of the Prospectus) per Unit and the maximum remaining deferred sales charge (as set forth in Part A of the Prospectus) and is rounded to the nearest cent. In addition, a por-tion of the Public Offering Price during the initial offering period also con-sists of Securities in an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust, including costs of preparing the reg-istration statement, the trust indenture and other closing documents, regis-tering Units with the Securities and Exchange Commission and states, the ini-tial audit of each Trust portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any non-material out-of-pocket expenses.

  The Securities purchased with the portion of the Public Offering Price in-tended to be used to reimburse the Sponsor for the Trust's organization costs will be purchased in the same proportionate relationship as all the Securities contained in the Trust. Securities will be sold to reimburse the Sponsor for the Trust's organization costs at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period (a shorter time pe-riod than the life of the Trust). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offer-ing period, there may be a decrease in the value of the Securities. To the ex-tent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for the Trust organization costs, the Trustee will sell additional Securities to allow the Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit will be reduced by the amount of additional Secu-rities sold. Although the dollar amount of the reimbursement due to the Spon-sor will remain fixed and will never exceed the amount per Unit set forth for the Trusts in "Statement of Condition," this will result in a greater effec-tive cost per Unit to Unitholders for the reimbursement to the Sponsor. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will generally sell such Securities to an extent which will maintain the same proportionate relationship among the Securities contained in the Trust as existed prior to such sale. See "Risk/Return Summary--Fees and Ex-penses" in Part A of the Prospectus.

  Commencing on those dates set forth under "Risk/Return Summary--Fees and Ex-penses" in Part A of this Prospectus, a deferred sales charge in an amount de-scribed in Part A of the Prospectus will be assessed per Unit per applicable month. The deferred sales charges will be paid from funds in the Capital Ac-count, if sufficient, or from the periodic sale of Securities. A pro rata share of accumulated dividends, if any, in the Income Account from the preced-ing Record Date to, but not including, the settlement date (normally three business days after purchase) is added to the Public Offering Price. The total maximum sales charge assessed to Unitholders on a per Unit basis will be the amount set forth in "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. See "UNIT VALUE AND EVALUATION."

  The transactional sales charge applicable to quantity purchases is reduced on a graduated scale as set forth in Part A of this Prospectus. Such Units are also subject to the Creation and Development Fee. For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Nuveen unit investment trust in the primary or secondary offering period by executing and delivering a letter of intent to the Sponsor, which letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months, will be eligible to receive a reduced sales charge according to the graduated scale provided in Part A of this Prospectus, based on the amount of intended aggre-gate purchases (excluding purchases which are subject only to a deferred sales charge) as expressed in the letter of intent. For purposes of letter of intent calculations, units of equity-based products are valued at $10 per unit. Due to administrative limitations and in order to permit adequate tracking, the only secondary market purchases that will be permitted to be applied toward the in-tended specified amount and that will receive the corresponding reduced sales charge are those Units that are acquired through or from the Sponsor. By estab-lishing a letter of intent, a Unitholder agrees that the first purchase of Units following the execution of such letter of intent will be at least 5% of the total amount of the intended aggregate purchases expressed in such Unitholder's letter of intent. Further, through the establishment of the letter of intent, such Unitholder agrees that Units representing 5% of the total amount of the intended purchases will be held in escrow by the Trustee pending completion of these purchases. All distributions on Units held in escrow will be credited to such Unitholder's account. If total purchases prior to the expi-ration of the letter of intent period equal or exceed the amount specified in a Unitholder's letter of intent, the Units held in escrow will be transferred to such Unitholder's account. A Unitholder who purchases Units during the letter of intent period in excess of the number of Units specified in a Unitholder's letter of intent, the amount of which would cause the Unitholder to be eligible to receive an additional sales charge reduction, will be allowed such addi-tional sales charge reduction on the purchase of Units which caused the Unitholder to reach such new breakpoint level and on all additional purchases of Units during the letter of intent period. If the total purchases are less than the amount specified, the Unitholder involved must pay the Sponsor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been ap-plied; the Unitholder will, however, be entitled to any reduced sales charge qualified for by reaching any lower breakpoint level. If such Unitholder does not pay the additional amount within 20 days after written request by the Spon-sor or the Unitholder's securities representative, the Sponsor will instruct the Trustee to redeem an appropriate number of the escrowed Units to meet the required payment. By establishing a letter of intent, a Unitholder irrevocably appoints the Sponsor as attorney to give instructions to redeem any or all of such Unitholder's escrowed Units, with full power of substitution in the prem-ises. A Unitholder or his securities representative must notify the Sponsor whenever such Unitholder makes a purchase of Units that he wishes to be counted towards the intended amount.

  For "secondary market" sales, the Public Offering Price is based on the aggregate underlying value of the Securities in a Trust as of the Evaluation Time (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities), plus or minus cash, if any, in the Income and Capital Accounts of a Trust, plus an initial sales charge equal to the difference between the maximum transactional sales charge and any remaining deferred sales charges. The maximum transactional sales charge for certain trusts is described in Part A of the Prospectus. See "UNIT VALUE AND EVALUATION."

  In the secondary market for Nuveen Preferred Securities Portfolios, prior to the completion of the deferred sales charge period, the maximum transactional sales charge (which does not include the creation and development fee) will be 4.50% of the Public Offering Price. The upfront portion of the sales charge will equal the difference between 4.50% of the Public Offering Price and any remaining deferred sales charges. Unitholders that purchase more than 5,000 Units and certain classes of investors are entitled to purchase Units at reduced sales charges as shown below.

                                                                   Total Maximum
                                                                   Transactional
        Number of Units                                            Sales Charge
        ---------------                                            -------------
        Less than 5,000...........................................     4.50%
        5,000 to 9,999............................................     4.25%
        10,000 to 24,999..........................................     4.00%
        25,000 to 49,999..........................................     3.50%
        50,000 to 99,999..........................................     2.50%
        100,000 or more...........................................     1.50%
        Wrap and Trust Account Purchasers.........................     1.00%

  For secondary market sales after the completion of the deferred sales charge period for Nuveen Preferred Securities Portfolios, the maximum transactional sales charge (which does not include the creation and development fee) will be a one-time charge of 4.50% of the Public Offering Price. Unitholders that pur-chase more than 5,000 Units and certain classes of investors are entitled to purchase Units at reduced sales charges shown below. Secondary market sales charges are reduced by 1/2 of 1% on each subsequent July 31, to a minimum transactional sales charge of 3.0% of the Public Offering Price as shown below with reduced sales charges for larger purchases and certain investors:

                                           Total Maximum Transactional Sales
           Number of Units*                              Charge
           ----------------                ------------------------------------------------------
                                           4.5%           4.0%           3.5%           3.0%
                                           ----           ----           ----           ----
   Less than 5,000                         4.50           4.00           3.50           3.00
   5,000 to 9,999                          4.25           3.75           3.25           2.75
   10,000 to 24,999                        4.00           3.50           3.00           2.50
   25,000 to 49,999                        3.50           3.25           2.75           2.25
   50,000 to 99,999                        2.50           2.25           1.75           1.50
   100,000 or more                         1.50           1.25           1.00           0.75
   Wrap and Trust Account Purchasers       1.00           1.00           1.00           1.00

  --------
  * Sales charge reductions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000, etc., and will be applied on that basis which is more favorable to Unitholders.
    All Units are subject to the same deferred sales charges. When the deferred charges exceed the maximum sales charge, Unitholders will be given extra Units at the time of purchase.

  Creation and Development Fee. As set forth in Part A of the Prospectus, the Sponsor will also receive a fee from a Trust for creating and developing the Trust, including determining the Trust objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and de-velopment fee" is accrued (and becomes a liability of each Trust) on a daily basis and is deemed to be an additional sales charge. The dollar amount of the creation and development fee accrued each day, which will vary with fluctua-tions in a Trust's net asset value, is determined by multiplying the net asset value of the Trust on that day by 1/365 of the annual creation and development fee. The total amount of any accrued but unpaid creation and development fee is paid to the Sponsor on a monthly basis from the assets of the applicable Trust. If you redeem your Units, you will only be responsible for any accrued and unpaid creation and development fee through the date of redemption. In connection with the creation and development fee, in no event will the Sponsor collect over the life of the Trust more than the amount provided in Part A of the Prospectus. The Sponsor will not use this fee to pay distribution expenses or as compensation for sales efforts.

  Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by any evaluation, is less than 20% of the total value of the Securities deposited in the Trust during the primary offering period of the Trust.

  At all times while Units are being offered for sale, the Evaluator will ap-praise or cause to be appraised daily the value of the underlying Securities in each Trust as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the New York Stock Exchange (the "Exchange") is scheduled in advance to close at such earlier time and will adjust the Public Offering Price of the Units commensurate with such appraisal ("Evaluation Time"). Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in ad-vance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

  The graduated transactional sales charges for the primary offering period set forth in the table provided in Part A of this Prospectus will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of a Trust will be aggregated with concurrent purchases of any other Nuveen unit investment trust or of shares of any open-end manage-ment investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed. Purchases by or for the account of individuals and their spouses, parents, children, grand-children, grandparents, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings ("immediate family members") will be aggregated to determine the applicable transactional sales charge. The gradu-ated transactional sales charges are also applicable to a trustee or other fi-duciary purchasing securities for a single trust estate or single fiduciary account.

  During the initial offering period, unitholders of other unit investment trusts having a similar strategy as the Trust may utilize their termination proceeds to purchase Units of the Trusts with the transactional sales charge applicable for "Rollover Purchases" as provided in "How to Buy and Sell Units" in Part A of the Prospectus. The dealer concession for such purchases will be that applicable to "Rollover Purchases".

  Units may be purchased with the applicable reduced transactional sales charge provided for "Wrap Account Purchasers" under "How to Buy and Sell Units" in Part A of the Prospectus or herein by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for fi-nancial planning, investment advisory services, brokerage services, investment services or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors, (4) officers and directors of bank hold-ing companies that make Units available directly or through subsidiaries or bank affiliates, and (5) officers or directors and bona fide, full-time em-ployees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp., Rittenhouse Financial Services, Inc., The John Nuveen Company, The McGraw Hill Companies Inc. ("McGraw-Hill") and Dow Jones & Company, Inc. ("Dow Jones"), including in each case these individuals and their spouses, children, parents and spouses' parents, however, purchases by parents, individuals associated with McGraw-Hill and Dow Jones, and adult children who are not members of the household of the officers, directors or full-time employees described above, must be made through a registered broker-dealer and (6) any person who for at least 90 days, has been an officer, director or bona fide employee of any ven-dor who provides services to the Sponsor and who purchases Units through a registered broker-dealer (collectively, the "Discounted Purchases"). (For in-dividuals associated with McGraw Hill this privilege is only available for purchases of Units of the Nuveen-Standard & Poor's Quality Buyback Portfolio and for individuals associated with Dow Jones this privilege is only available for purchases of Units of the Nuveen--The Dow 5sm Portfolio and the Nuveen-- The Dow 10sm Portfolio). However, if Part A of the Prospectus provides for a Second Year Deferred Sales Charge (see "Risk/Return Summary--Fees and Ex-penses" in Part A of the Prospectus) such Unitholders that hold their Units on or after the Second Year Commencement Date (as defined in Part A of the Pro-spectus) will be subject to the Second Year Deferred Sales Charge. Notwith-standing anything to the contrary in this Prospectus, investors who purchase Units as described in this paragraph will not receive sales charge reductions for quantity purchases.

  During the initial offering period, unitholders of any Nuveen-sponsored unit investment trust may utilize their redemption or termination proceeds to pur-chase Units of a Trust with the transactional sales charge applicable for "Rollover Purchases" as provided in "How to Buy and Sell Units" in Part A of the Prospectus.

  Whether or not Units are being offered for sale, the Trustee will determine or cause to be determined the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on any day on which a Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day) and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "UNIT VALUE AND EVALUATION.")

Market for Units

  During the initial public offering period, the Sponsor intends to offer to purchase Units of each Trust at a price based upon the pro rata share per Unit of the aggregate underlying value of the Securities in such Trust as of the Evaluation Time (generally determined by the closing sale prices of listed Se-curities and the ask prices of over-the-counter traded Securities). Afterward, although it is not obligated to do so, the Sponsor may maintain a secondary market for Units of each Trust at its own expense and continuously offer to purchase Units of each Trust at prices, subject to change at any time, which are based upon the aggregate underlying value of the Securities in a Trust as of the Evaluation Time (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the price at which the Sponsor expects to repurchase Units (the "Sponsor's Repurchase Price") in-cludes estimated organization costs per Unit. After such period, the Sponsor's Repurchase Price will not include such estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. Unitholders who wish to dispose of their Units should inquire of the Trustee or their broker as to the current Redemption Price. Units subject to a de-ferred sales charge which are sold or tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of sale or redemption. (See "REDEMPTION.")

  In connection with its secondary market making activities, the Sponsor may from time to time enter into secondary market joint account agreements with other brokers and dealers. Pursuant to such an agreement, the Sponsor will generally purchase Units from the broker or dealer at the Redemption Price (as defined in "REDEMPTION") and will place the Units into a joint account managed by the Sponsor; sales from the account will be made in accordance with the then current prospectus and the Sponsor and the broker or dealer will share profits and losses in the joint account in accordance with the terms of their joint account agreement.

  In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold or redeemed. The secondary market Public Offering Price of Units may be greater or less than the cost of such Units to the Sponsor.

Evaluation of Securities at the Initial Date of Deposit

  The prices of the Securities deposited in the Trusts included in Part A of the Prospectus were determined by the Trustee.

  The amount by which the Trustee's determination of the aggregate value of the Securities deposited in the Trusts was greater or less than the cost of such Securities to the Sponsor was profit or loss to the Sponsor. (See Part A of this Prospectus.) The Sponsor also may realize further profit or sustain further loss as a result of fluctuations in the Public Offering Price of the Units. Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units, or prior to the acquisition of all Portfolio se-curities by a Trust, may be available for use in the Sponsor's business, and may be of benefit to the Sponsor.

Tax Status

  The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units. The sum-mary is limited to investors who hold the Units as "capital assets" (general-ly, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code"). Unitholders should consult their tax advisers in determining the Federal, state, local and any other tax conse-quences of the purchase, ownership and disposition of Units in a Trust. In ad-dition, the Internal Revenue Service issued new withholding and reporting reg-ulations effective January 1, 2001. The Preferred Securities Portfolio will hold (i) preferred stock in domestic and foreign corporations (the "Stocks") and (ii) trust preferred securities of domestic and foreign corporations (the "Debt Obligations"). All of the foregoing assets constitute the "Securities". For purposes of this federal tax discussion, it is assumed that the Stocks consti-tute equity and the Debt Obligations constitute debt for federal income tax purposes. Neither the Sponsor nor Chapman and Cutler has examined the Securi-ties to independently determine whether the foregoing treatment as debt or eq-uity for federal income tax purposes is correct. In addition, future legisla-tion or Internal Revenue Service positions could result in a change in the federal income tax treatment of Securities. If Stocks are treated as debt or Debt Obligations are treated as equity for federal income tax purposes, the federal income tax consequences to Unitholders would be different from that described below. The definitions provided for Stocks and Debt Obligations are only applicable for this "Tax Status" section of the prospectus.

  In the opinion of Chapman and Cutler, counsel for the Trust, under existing law:

    1. Each Trust is not an association taxable as a corporation for Federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of a Trust under the Code; and the income of a Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata portion of income derived from each Trust asset when such income is considered to be received by a Trust. A Unitholder will be considered to have received all of the income on his pro rata portion of each Security when such income is considered to be received by a Trust regardless of whether such income is used to pay a portion of the deferred sales charge. Unitholders will be taxed in this manner regardless of whether distributions from a Trust are actually received by the Unitholder or are automatically reinvested.

    2. Each Unitholder will have a taxable event when a Trust disposes of a Security (whether by sale, taxable exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in-kind distribution of stock is received by such Unitholder as described below). The price a Unitholder pays for his or her Units, generally including sales charges, is allocated among his or her pro rata portion of each Security held by a Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchases his or her Units) in order to determine his or her tax basis for his or her pro rata portion of each Security held by a Trust. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits or in the case of original issue discount, market discount, premium and accrued interest with regard to the Debt Obligations, as discussed below). Unitholders should consult their own tax advisors with regard to the calculation of basis. For Federal income tax purposes, a Unitholder's pro rata portion of dividends, as defined by Section 316 of the Code, paid by a corporation with respect to a Stock held by a Trust is taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits." A Unitholder's pro rata portion of dividends paid on such Stock which exceeds such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Stock, and to the extent that such dividends exceed a Unitholder's tax basis in such Stock shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his or her Units.

    3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Stock held by a Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisors regarding the recognition of such capital gains and losses for Federal income tax purposes.

  Deferred Sales Charge. Generally the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge is deferred. The income (or proceeds from redemption) a Unitholder must take into account for Federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge. Unitholders should consult their own tax advisers as to the income tax consequences of the deferred sales charge.

  Discount, Accrued Interest and Premium on Debt Obligations. Some Debt Obli-gations may have been sold with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. In addition, some of the Debt Obligations may be treated as having original issue discount for federal income tax purposes because inter-est is not uncon-ditionally payable at least annually. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Original issue discount must generally be included in a Unitholder's income for federal income tax purposes as it accrues, even if a corresponding interest payment is not made. The basis of Units and of each Debt Obligation which was issued with original issue discount must be increased as original issue discount accrues.

  Some Debt Obligations may have been purchased at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation (not including unaccrued original issue discount). Market discount can arise based on the price the Trust pays for a Debt Obligation or on the price a Unitholder pays for Units. Market discount is taxed as ordinary income. A Unitholder will recognize this income when the Trust receives principal payments on the Debt Obligation, when the Debt Obligation is sold or redeemed, or when a Unitholder sells or redeems Units. Alternatively, a Unitholder may elect to include mar-ket discount in taxable income as it accrues. Whether or not a Unitholder makes this election will affect how a Unitholder calculates basis and the tim-ing of certain interest expense deductions.

  Alternatively, some Debt Obligations may have been purchased at a premium. Generally, if the tax basis of a Unitholder's pro rata portion of any Debt Ob-ligation exceeds the amount payable at maturity, such excess is considered premium. A Unitholder may elect to amortize premium. If a Unitholder makes this election, the Unitholder may reduce his or her interest income received on the Debt Obligation by the amount of the premium that is amortized and his or her tax basis will be reduced.

  If the price of a Unitholder's Units included accrued interest on a Debt Ob-ligation, the Unitholder must include the accrued interest in your tax basis in that Debt Obligation. When the Trust receives this accrued interest, the Unitholder must treat it as a return of capital and reduce his or her tax ba-sis in the Debt Obligation.

  This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For ex-ample, the accrual of market discount or premium may differ from the discus-sion set forth above in the case of Debt Obligations that were issued with original issue discount.

  Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by a Trust on the Stocks (to the extent such dividends are taxable as ordinary income, as discussed above and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Stocks paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for pur-poses of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limi-tations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under and during the period specified in Section 246(c) of the Code). Final regulations have been issued which ad-dress special rules that must be considered in determining whether the 46-day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebted-ness incurred by such corporation.

  To the extent dividends received by a Trust are attributable to foreign cor-porations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with re-spect to dividends paid by domestic corporations. Unitholders should consult with their tax advisers with respect to the limitations on and possible modi-fications to the dividends received deduction.

  Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

  Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by a Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him or her. Certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individ-ual's adjusted gross income. Unitholder's may be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions subject to this limitation. Unitholders should consult with their tax advisers regarding the limitations on the deductibility of Trust expenses.

  Recognition of Taxable Gain or Loss Upon Disposition of Securities by a Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when a Security is disposed of by a Trust or if the Unitholder disposes of a Unit for taxpayers other than corporations, net capi-tal gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclu-sions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code may, however, treat certain capital gains as ordinary income in special situations (for example, in the case of gain on the Debt Obligations attributable to market discount). For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property held for more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property begins after December 31, 2000. Unless you hold your Units for at least five years, the reduction in the capital gains rate for property held for more than five years could only possibly apply to your interest in the Securities if you are eligible for and elect to receive an in-kind distribution at redemption or termination.

  In addition, please note that capital gains may be recharacterized as ordi-nary income in the case of certain financial transactions that are considered "conversion transactions." Unitholders and prospective investors should con-sult with their tax advisers regarding the potential effect of this provision on their investment in Units.

  If the Unitholder disposes of a Unit, the Unitholder is deemed thereby to have disposed of his or her entire pro rata interest in all assets of a Trust involved including his or her pro rata portion of all the Securities repre-sented by the Unit.

  The Code includes provisions that treat certain transactions designed to re-duce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or simi-lar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sales rules.

  Special Tax Consequences of In-Kind Distributions Upon Redemption of Units, Termination of a Trust and Investment in a New Trust. As discussed in "REDEMP-TION" and "OTHER INFORMATION--Termination of Indenture," under certain circum-stances a Unitholder who owns the number of Units of a Trust set forth in Part A of the Prospectus may request an In-Kind Distribution upon the redemption of Units or the termination of such Trust. The Unitholder requesting an In-Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In-Kind Distribution will be reduced by the amount of the Distribution Expenses. See "DISTRIBUTIONS TO UNITHOLDERS." As previously discussed, prior to the redemption of Units or the termination of a Trust, a Unitholder is considered as owning a pro rata portion of each of a Trust's assets for Federal income tax purposes. The receipt of an In-Kind Dis-tribution upon the redemption of Units or the termination of a Trust will re-sult in a Unitholder receiving securities plus, possibly, cash.

  The potential tax consequences that may occur under an In-Kind Distribution will depend on whether or not a Unitholder receives cash in addition to Secu-rities. A "Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Securities in exchange for his or her pro rata portion in the Securities held by a Trust. However, if a Unitholder also re-ceives cash in exchange for a fractional share of a Security held by a Trust, such Unitholder will generally recognize gain or loss based upon the differ-ence between the amount of cash received by the Unitholder and his or her tax basis in such fractional share of a Security held by a Trust.

  Because each Trust will own many Securities, a Unitholder who requests an In-Kind Distribution will have to analyze the tax consequences with respect to each Security owned by a Trust. The amount of taxable gain (or loss) recog-nized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by a Trust. Unitholders who request an In-Kind Distribu-tion are advised to consult their tax advisers in this regard.

  Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax ba-sis in his or her Units will generally equal the price paid by such Unitholder for his or her Units. The cost of the Units is allocated among the Securities held by a Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his or her pro rata por-tion of each Security.

  A Unitholder's tax basis in his or her Units and his or her pro rata portion of a Security held by a Trust will be reduced to the extent dividends paid with respect to such Stock are received by a Trust which are not taxable as ordinary income or, in the case of Debt Obligations, original issue discount, market discount, premium and accrued interest, as described above.

  General. Each Unitholder will be requested to provide the Unitholder's tax-payer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate cer-tification are not provided when requested, distributions by a Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.

  In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding the year of payment was effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a spe-cific treaty between the United States and a foreign country. Under certain circumstances, in the case of non-U.S. Unitholders, interest payments on the Debt Obligations may not be subject to U.S. withholding tax. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from a Trust.

  It should be noted that payments to a Trust of dividends on Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the poten-tial tax consequences relating to the payment of any such withholding taxes by a Trust. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. A required holding period is imposed for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and for-eign tax credits.

  At the termination of a Trust, the Trustee will furnish to each Unitholder a statement containing information relating to the dividends received by a Trust on the Securities, the gross proceeds received by a Trust from the disposition of any Security (resulting from redemption or the sale of any Security) and the fees and expenses paid by a Trust. The Trustee will also furnish annual information returns to Unitholders and the Internal Revenue Service.

  Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans estab-lished. See "RETIREMENT PLANS."

  In the opinion of Winston & Strawn, Special Counsel to the Trusts for New York tax matters, under the existing income tax laws of the State of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders thereof.

  The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholder") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advis-ers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit in a Trust that (a) is (i) for United States federal income tax pur-poses a citizen or resident of the United States, (ii) a corporation, partner-ship or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation re-gardless of its source or (b) does not qualify as a U.S. Unitholder in para-graph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also in-cludes certain former citizens of the United States whose income and gain on the Units will be taxable. Unitholders should consult their tax advisers re-garding potential foreign, state or local taxation with respect to the Units. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Retirement Plans

  Units of the Trusts may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

Trust Operating Expenses

  No annual advisory fee is charged to the Trusts by the Sponsor. The Sponsor and/or its affiliates do, however, receive an annual fee as set forth in "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus for main-taining surveillance over the portfolio and for performing certain administra-tive services for the Trust (the "Sponsor's Supervisory Fee"). In providing such supervisory services, the Sponsor may purchase research from a variety of sources, which may include dealers of the Trusts. If so provided in Part A of the Prospectus, the Sponsor may also receive an annual fee for providing book-keeping and administrative services for a Trust (the "Bookkeeping and Adminis-trative Fee"). Such services include, but are not limited to, the preparation of comprehensive tax statements and providing account information to the Unitholders. If so provided in Part A of the Prospectus, the Evaluator may also receive an annual fee for performing evaluation services for the Trusts (the "Evaluator's Fee"). In addition, if so provided in Part A of the Prospec-tus, a Trust may be charged an annual licensing fee to cover licenses for the use of service marks, trademarks, trade names and intellectual property rights and/or for the use of databases and research. Estimated annual Trust expenses are as set forth in Part A of this Prospectus; if actual expenses are higher than the estimate, the excess will be borne by the Trust. The estimated ex-penses include listing fees but do not include the brokerage commissions and other transactional fees payable by the Trust in purchasing and selling Secu-rities.

  The Trustee receives for ordinary recurring services an annual fee for each Trust as set forth in "Risk/Return Summary--Fees and Expenses" appearing in Part A of this Prospectus. The Trustee's Fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). In addition, the Sponsor's Supervisory Fee, Bookkeeping and Administrative Fee, Evaluator's Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Con-sumer Price Index entitled "All Services Less Rent of Shelter" since the es-tablishment of the Trusts. In addition, with respect to any fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which Nuveen is the Spon-sor in any calendar year exceed the actual cost to the Sponsor or its affili-ates of supplying such services, in the aggregate, in such year. The Sponsor's Supervisory Fee, Bookkeeping and Administrative Fee, Evaluator's Fee and the Trustee's Fee are accrued daily and based upon the number of Units outstanding each day until the primary offering period terminates. After the primary of-fering period has terminated, these fees are accrued daily and are based on the number of Units outstanding on the first business day of the calendar year in which the fee is calculated or the number of Units outstanding at the end of the primary offering period, as appropriate.

  The Trustee has the use of funds, if any, being held in the Income and Capi-tal Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Trusts is expected to result from such use of these funds.

  The following are additional expenses of the Trusts and, when paid by or are owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and in-terests of the Unitholders; (2) all taxes and other governmental charges upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for ex-traordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses, including counsel fees (including fees of counsel which the Trustee may retain) sustained or incurred by the Trustee in connec-tion therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The expenses are paid monthly and the Trustee is empowered to sell Securities in order to pay these amounts if funds are not otherwise available in the applicable In-come and Capital Accounts.

  Unless the Sponsor determines that an audit is not required, the Indenture requires each Trust to be audited on an annual basis at the expense of the Trust by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $.005 per Unit on an annual basis. Unitholders of a Trust covered by an audit may obtain a copy of the audited financial state-ments upon request.

Distributions to Unitholders

  The Trustee will distribute any net income received with respect to any of the Securities in a Trust on or about the Income Distribution Dates to Unitholders of record on the preceding Income Record Date. (See "Distribu-tions" in Part A of this Prospectus.)

  The Trustee has no cash for distribution to Unitholders until it receives dividend payments on the Securities in the Trusts. Since dividends are paid only periodically, the Income Account may not have sufficient assets to pro-vide each monthly distribution. However, due to advances by the Trustee, the Trust will generally provide monthly distributions that represent one-twelfth of the estimated annual income distributions for the Trust. Assuming each Trust retains its original size and composition, all expected dividends are paid, and expenses and fees remain the same, annual dividends collected and distributed will approximate the estimated annual income distributions stated in Part A of this Prospectus.

  The amount of regular distributions will generally change when Securities are redeemed, mature or are sold or when fees and expenses increase or de-crease. For the purpose of minimizing fluctuations in the distributions from the Income Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide for income distributions of approxi-mately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from the assets of the Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

  Persons who purchase Units will commence receiving distributions only after such person becomes a Record Owner. Notification to the Trustee of the trans-fer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer. Proceeds re-ceived on the sale of any Securities in a Trust, to the extent not used to meet redemptions of Units, pay the deferred sales charge or pay expenses will be distributed on the last business day of each month if the amount available for distribution equals at least $1.00 per 100 Units ("Capital Distribution Dates") to Unitholders of record on the fifteenth day of each applicable month ("Capital Record Dates"). The Trustee is not required to pay interest on funds held in the Capital Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). A Unitholder's pro rata portion of the Capital Account, less expenses, will be distributed as part of the final liquidation distribution.

  It is anticipated that the deferred sales charge will be collected from the Capital Account of the Trusts and that amounts in the Capital Account will be sufficient to cover the cost of the deferred sales charge. To the extent that amounts in the Capital Account are insufficient to satisfy the then current deferred sales charge obligation, Securities may be sold to meet such shortfall. Distributions of amounts necessary to pay the deferred portion of the sales charge will be made to an account designated by the Sponsor for pur-poses of satisfying a Unitholder's deferred sales charge obligations.

  Under regulations issued by the Internal Revenue Service, the Trustee is re-quired to withhold a specified percentage of any distribution made by a Trust if the Trustee has not been furnished the Unitholder's tax identification num-ber in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder under certain circumstances by contacting the Trustee, otherwise the amount may be recoverable only when filing a tax return. Under normal cir-cumstances, the Trustee obtains the Unitholder's tax identification number from the selling broker. However, a Unitholder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

  Within a reasonable time after a Trust is terminated, each Unitholder who is not a Rollover Unitholder will, upon surrender of his Units for redemption, receive (i) the pro rata share of the amounts realized upon the disposition of Securities, unless he or she elects an In-Kind Distribution as described under "REDEMPTION" and (ii) a pro rata share of any other assets of such Trust, less expenses of such Trust.

  The Trustee will credit to the Income Account of a Trust any dividends re-ceived on the Securities therein. All other receipts (e.g., return of capital, etc.) are credited to the Capital Account of a Trust.

  The Trustee may establish reserves (the "Reserve Account") within a Trust for state and local taxes, if any, and any governmental charges payable out of such Trust.

Accumulation Plan

  The Sponsor is also the principal underwriter of several open-end mutual funds (the "Accumulation Funds") into which Unitholders may choose to reinvest Trust distributions. Unitholders may elect to reinvest income and capital dis-tributions automatically, without any sales charge. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in Securities which would not be eligible for deposit in the Trusts. Further information concerning the Accumulation Plan and a list of Accumulation Funds is set forth in the Information Supplement of this Prospec-tus, which may be obtained by contacting the Trustee at (800) 742-8860.

  Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being rein-vested, to change from capital only reinvestment to reinvestment of both capi-tal and income or vice versa, or to terminate their participation in the Accu-mulation Plan altogether and receive future distributions on their Units in cash. Such notice will be effective as of the next Record Date occurring at least 10 days after the Trustee's receipt of the notice. There will be no charge or other penalty for such change of election or termination. The char-acter of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

Reports to Unitholders

  The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of income, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person, who at any time during the calendar year was a registered Unitholder of a Trust, a statement with respect to such Trust that provides (1) a summary of transac-tions in the Trust for such year; (2) any Security sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

  In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trusts.

Unit Value and Evaluation

  The value of a Trust is determined by the Trustee on the basis of (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities at the Evaluation Time not applied to the purchase of such Securi-ties; (2) the aggregate value of the Securities held in the Trust, as deter-mined by the Evaluator on the basis of the aggregate underlying value of the Securities in the Trust next computed; (3) dividends receivable on the Securi-ties trading ex-dividend as of the date of computation; and (4) all other as-sets of the Trust; and deducting therefrom: (1) amounts representing any ap-plicable taxes or governmental charges and amounts due the Sponsor or Trustee for indemnification or extraordinary expenses payable out of such Trust for which no deductions had been made for the purpose of additions to the Reserve Account; (2) any amounts owing to the Trustee for its advances; (3) an amount representing estimated accrued expenses of the Trust, including, but not lim-ited to, unpaid fees and expenses of the Trustee (including legal fees) and the Sponsor; (4) amounts representing unpaid organization costs; (5) cash held for distribution to Unitholders of record of the Trust or for redemption of tendered Units as of the business day prior to the evaluation being made; and
(6) other liabilities incurred by the Trust. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof and rounded to the nearest cent to determine the per Unit value ("Unit Value") of such Trust. The Trustee may determine the aggregate value of the Securities in the Trust in the following manner: if the Securities are listed on a foreign or U.S. securities exchange or The Nasdaq Stock Market, Inc. ("listed Securities"), this evaluation is generally based on the most recent closing sale price prior to or on the Evaluation Time on that exchange or that system where the Securities are principally traded (if a listed Security is listed on the New York Stock Exchange ("NYSE") the closing sale price on the NYSE shall apply) or, if there is no closing sale price on that exchange or system, at the closing bid prices (ask prices for primary market purchases).
If the Securities are not so listed, the evaluation shall generally be based on the current bid prices at the Evaluation Time (ask prices for primary mar-ket purchases) on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for valuation). If current bid prices (ask prices for primary market purchases) are unavailable, the evalua-tion is generally determined (a) on the basis of current bid prices (ask prices for primary market purchases) for comparable securities, (b) by ap-praising the value of the Securities on the bid side (ask side for primary market purchases) of the market or (c) by any combination of the above. For foreign Securities the aggregate underlying value of the Securities during the initial offering period is computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time. After the initial offering period has ended, the ag-gregate underlying value of the foreign Securities is computed on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

  Except in those cases in which the Securities are listed on a national or foreign securities exchange or The Nasdaq Stock Market, Inc., and the closing sales prices are used and except for Trust Fund Evaluations required by the In-denture in determining Redemption Price, during the initial offering period, the evaluations of the Securities shall generally be made in the manner de-scribed above based on the closing ask or offering prices of the Securities rather than the closing bid prices and on current offering side exchange rates.

  With respect to any Security not listed on a foreign or U.S. securities ex-change or The Nasdaq Stock Market, Inc. or, with respect to a Security so listed but in the unusual circumstance in which the Evaluator deems the closing sale price on the relevant exchange to be inappropriate as a basis for valua-tion, upon the Evaluator's request, the Sponsor shall, from time to time, des-ignate one or more evaluation services or other sources of information on which the Evaluator shall be authorized conclusively to rely in evaluating such Secu-rity, and the Evaluator shall have no liability for any errors in the informa-tion so received. The cost thereof shall be an expense reimbursable to the Trustee from the Income and Capital Accounts.

Distributions of Units to the Public

  Nuveen, in addition to being the Sponsor, is the sole Underwriter of the Units. It is the intention of the Sponsor to qualify Units of the Trusts for sale under the laws of substantially all of the states of the United States of America.

  Promptly following the deposit of Securities in exchange for Units of the Trusts, it is the practice of the Sponsor to place all of the Units as collat-eral for a letter or letters of credit from one or more commercial banks under an agreement to release such Units from time to time as needed for distribu-tion. Under such an arrangement the Sponsor pays such banks compensation based on the then current interest rate. This is a normal warehousing arrangement during the period of distribution of the Units to public investors. To facili-tate the handling of transactions, sales of Units shall be limited to transac-tions involving a minimum of either $1,000 or 100 Units ($500 or nearest whole number of Units whose value is less than $500 for IRA purchases), whichever is less. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

  The Sponsor plans to allow a discount to brokers and dealers in connection with the distribution of Units. The amounts of such discounts are set forth in Part A of this Prospectus or herein.

  The Sponsor may maintain a secondary market for Units of each Trust. See "MARKET FOR UNITS."

  The Sponsor reserves the right to change the amount of the dealer concessions set forth in Part A of this Prospectus from time to time.

  For Units purchased during the initial offering period by Unitholders who utilize redemption or termination proceeds from other Nuveen-sponsored unit in-vestment trusts and receive the sales charge applicable for "Rollover Pur-chases" as described in Part A of the Prospectus, dealers are entitled to re-ceive the concession applicable for "Rollover Purchases" as provided in Part A of the Prospectus.

  Initially, for Nuveen Preferred Securities Portfolios the Sponsor plans to allow a concession to selling dealers in the secondary market of 3.5% of the Public Offering Price for non-breakpoint purchases of Units in a given transac-tion. The concession paid to dealers is reduced or eliminated in connection with Units sold in transactions to investors that receive reduced sales charges based on the number of Units sold or in connection with Units sold to Wrap Ac-count Purchasers and to other investors entitled to the sales charge reduction applicable for Wrap Account Purchasers (as provided in "PUBLIC OFFERING PRICE"), as shown below. Commencing with the last day of the month following the end of the deferred sales charge period, the concession will be 65% of the then current maximum sales charge at the appropriate breakpoint level.

                                                                          %
                                                                     Concessions
        Number of Units*                                              per Unit
        ----------------                                             -----------
        Less than 5,000.............................................    3.50
        5,000 to 9,999..............................................    3.25
        10,000 to 24,999............................................    3.00
        25,000 to 49,999............................................    2.50
        50,000 to 99,999............................................    1.50
        100,000 or more.............................................    0.75
        Wrap Account Purchasers.....................................    0.00

            --------
            * Sales charge reductions are computed both on a
              dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc.,
              and will be applied on that basis which is more favorable to you and may result in a reduction in the discount per Unit.

  Effective January 1, 2001, volume incentives can be earned as a marketing al-lowance by Eligible Dealer Firms who reach cumulative firm sales or sales ar-rangement levels of a specified dollar amount of Nuveen unit trusts sold in the primary or secondary market during any quarter as set forth in the table below. For purposes of determining the applicable volume incentive rate for a given quarter, the dollar amount of all units sold over the current and three previ-ous quarters (the "Measuring Period") is aggregated. The volume incentive re-ceived by the dealer firm will equal the dollar amount of units sold during the current quarter times the highest applicable rate for the Measuring Period. For firms that meet the necessary volume level, volume incentives may be given on all applicable trades originated from or by that firm.

    Total dollar amount sold
     over Measuring Period                            Volume Incentive
   --------------------------                 --------------------------------
   $25,000,000 to $49,999,999                 0.10% of current quarter sales
   $50,000,000 to $74,999,999                 0.125% of current quarter sales
   $75,000,000 to $99,999,999                 0.1375% of current quarter sales
   $100,000,000 or more                       0.15% of current quarter sales

Only sales through the Sponsor qualify for volume incentives and for meeting minimum requirements. The Sponsor reserves the right to modify or change the volume incentive schedule at any time and make the determination as to which firms qualify for the marketing allowance and the amount paid.

  Firms are not entitled to receive any dealer concession or volume incentives for any sales made to investors which qualified as Discounted Purchases (as de-fined in "PUBLIC OFFERING PRICE") during the primary or secondary market. (See "PUBLIC OFFERING PRICE.")

Ownership and Transfer of Units

  The ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee. Ownership of Units will not be evidenced by registered Certificates. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Unitholders will receive a Book Entry Position Confirmation reflecting their ownership.

  Units are transferable by making a written request to the Trustee, The Bank of New York, at 101 Barclay Street, New York, NY 10286, properly endorsed or accompanied by a written instrument or instruments of transfer. Each Unitholder must sign such written request or transfer instrument, exactly as his name ap-pears on the Book Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the

Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Redemption

  Unitholders may redeem all or a portion of their Units by (1) making a writ-ten request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at 101 Barclay Street, New York, NY 10286 (redemptions of 1,000 Units or more will require a signature guarantee), and (2) payment of applicable governmental charges, if any. (See "OWNERSHIP AND TRANSFER OF UNITS.") No re-demption fee will be charged, however, Unitholders may be charged a processing fee by their broker for Units redeemed through their broker. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be ob-tained from a Unitholder's registered representative or by calling the Trust-ee. Once the completed Form is on file, the Trustee will honor telephone re-demption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, ex-ecutors and administrators) may not use the telephone redemption privilege.

  On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter ("Redemption Price"). During the period ending with the ear-lier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit includes estimated organization costs per Unit. After such period, the Redemption Price will not include such estimated organization costs. See "Risk/Return Summary--Fees and Expenses" in Part A of the Prospectus. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Se-curities on the date of tender. Units subject to a deferred sales charge which are tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the re-maining deferred sales charge at the time of redemption. In addition, in the event of the death of a Unitholder within the one-year period prior to redemp-tion, any deferred sales charge remaining at the time of redemption shall be waived. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

  The "date of tender" is deemed to be the date on which the request for re-demption of Units is received in proper form by the Trustee, except that a re-demption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which such Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

  If so provided in Part A of the Prospectus, any Unitholder tendering at least 1,000 Units of a Trust for redemption or whose Units are worth $10,000 may request by written notice submitted at the time of tender from the Trust-ee, in lieu of a cash redemption, a distribution of shares of Securities in an amount and value of Securities per Unit equal to the Redemption Price Per Unit, as determined as of the evaluation next following tender. In-kind dis-tributions ("In-Kind Distributions") shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker/dealer at the Depository Trust Company. An In-Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising a portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unitholder is entitled. The Trustee may adjust the number of shares of any issue of Securities included in a Unitholder's In-Kind Distribution to facilitate the distribution of whole shares, such adjustment to be made on the basis of the value of Securities on the date of tender. If funds in the Capi-tal Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities in the manner described below. In-Kind distributions are not available for foreign securities not traded on a U.S. securities exchange.

  Under regulations issued by the Internal Revenue Service, the Trustee may be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. For fur-ther information regarding this withholding, see "DISTRIBUTIONS TO UNITHOLDERS." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

  Any amounts paid on redemption representing income shall be withdrawn from the Income Account of a Trust to the extent that funds are available for such purpose, or from the Capital Account. All other amounts paid on redemption shall be withdrawn from the Capital Account.

  The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

  The Redemption Price per Unit during the secondary market will be determined on the basis of the Unit Value of the Trust as of the Evaluation Time. After the period ending with the earlier of six months after the Initial Date of De-posit or the end of the initial offering period, the Redemption Price will not include estimated organization costs. See "Risk/Return Summary--Fees and Ex-penses" in Part A of the Prospectus. See "UNIT VALUE AND EVALUATION" for a more detailed discussion of the factors included in determining Unit Value. The Redemption Price per Unit will be assessed the amount, if any, of the re-maining deferred sales charge at the time of redemption.

  The right of redemption may be suspended and payment postponed for any pe-riod during which the New York Stock Exchange is closed, other than for cus-tomary weekend and holiday closings, or during which the Securities and Ex-change Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evalua-tion of the Securities is not reasonably practicable, or for such other peri-ods as the Securities and Exchange Commission may by order permit. Under cer-tain extreme circumstances, the Sponsor may apply to the Securities and Ex-change Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such sus-pension or postponement.

Purchase of Units by the Sponsor

  The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee be-fore the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "REDEMPTION.") The Spon-sor's current practice is to bid at the Redemption Price in the secondary mar-ket. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

Removal of Securities from the Trusts

  The portfolios of the Trusts are not "managed" by the Sponsor or the Trust-ee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) di-rect the Trustee to dispose of a Security in the following circumstances:

(1) the issuer defaults in the payment of a dividend that has been declared and is due and payable; (2) any action or proceeding has been instituted re-straining the payment of dividends or there exists any legal question or imped-iment affecting such Security; (3) the issuer of the Security has breached a covenant or warranty which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Security; (4) the issuer has defaulted on the payment on any other of its outstanding obligations; (5) the price of the Security declined to such an ex-tent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Securities would be detrimental to a Trust; (6) all Secu-rities in the Trust will be sold pursuant to the Trust's termination; (7) the sale of Securities is required when Units are tendered for redemption; (8) the sale of Securities is necessary to maintain the Trust as a "regulated invest-ment company" if the Trust has made such election; (9) there has been a public tender offer made to a Security or a merger or acquisition is announced affect-ing a Security, and that in the Sponsor's opinion the sale or tender of the Se-curity is in the best interest of Unitholders; or (10) for such other reasons provided in the Prospectus or the Indenture. Except as stated in this Prospec-tus, the acquisition by a Trust of any securities or other property other than the Securities is prohibited. Pursuant to the Indenture and with limited excep-tions, the Trustee may sell any securities or other property acquired in ex-change for Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or properties, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in a Trust and either sold by the Trustee or held in a Trust pursuant to the direction of the Sponsor. Proceeds from the sale of Securities by the Trustee are credited to the Capital Account of a Trust for distribution to Unitholders or to meet redemptions.

  The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of a Trust tendered for redemption and the payment of expenses.

  The Sponsor, in designating Securities to be sold by the Trustee, will gener-ally make selections in order to maintain, to the extent practicable, the pro-portionate relationship among the number of shares of individual issues of Se-curities. To the extent this is not practicable, the composition and diversity of the Securities may be altered. In order to obtain the best price for a Trust, it may be necessary for the Sponsor to specify minimum amounts (gener-ally 100 shares) in which blocks of Securities are to be sold. The Sponsor may consider sales of Units of unit investment trusts which it sponsors in making recommendations to the Trustee as to the selection of broker/dealers to execute a Trust's portfolio transactions.

Information about the Trustee

  The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division of-fices at 101 Barclay Street, New York, New York 10286, telephone 1-800-742-8860. The Bank of New York is subject to supervision and examination by the Su-perintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

Limitations on Liabilities of Sponsor and Trustee

  The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

  The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the li-ability of the Trustee.

Successor Trustees and Sponsors

  The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or af-fairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee ac-cepts its appointment as such. Any successor trustee shall be a corporation au-thorized to exercise corporate trust powers, having capital, surplus and undi-vided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation result-ing from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

  If upon resignation of a trustee no successor has been appointed and has ac-cepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a succes-sor.

  If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture (1) appoint a successor sponsor or (2) terminate the Indenture and liquidate the Trusts.

Information about the Sponsor

  Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments de-signed for investors seeking to build and sustain their wealth. More than 1.5 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

  To meet the unique circumstances and financial planning needs of our invest-ors, Nuveen offers a wide array of taxable and tax-free investment products-- including equity and fixed-income mutual funds, defined portfolios, exchange-traded funds, customized asset management services and cash management prod-ucts.

  Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approxi-mately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is lo-cated in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal offices located in Chicago (333 West Wacker Drive).

  To help advisors and investors better understand and more efficiently use an investment in the Trusts to reach their investment goals, the Sponsor may ad-vertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future ed-ucation needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Trusts to meet these and other specific investor needs.

  In advertising and sales literature, the Sponsor may provide or compare the performance of a given investment strategy, sector trust, collection of Trusts or a Trust sponsored by the Sponsor with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity or fixed income unit trusts of the Sponsor or other unit trust providers; (3) equity or fixed income mutual funds or mutual fund indices as reported by various independent services which moni-tor the performance of mutual funds, or other industry or financial publica-tions such as Barron's, Changing Times, Forbes and Money Magazine; (4) the S&P 500 Index, Dow Jones Industrial Average ("DJIA"), Nasdaq-100 Index or other un-managed indices and investment strategies; and/or (5) any combination of indi-ces including the S&P 500, DJIA or Nasdaq-100 Index. Advertisements involving these indices, investments or strategies may reflect performance over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance compar-ison should not be considered as representative of the performance of the Trusts for any future period. Such advertising may also reflect the standard deviation or beta of the index, investment or strategy returns for any period. The calculation of standard deviation is sometimes referred to as the "Sharpe measure" of return.

Information about the Evaluator

  The Trustee will serve as Evaluator of the Trusts. The Sponsor may replace the Trustee as Evaluator during the life of the Trusts.

  The Evaluator may resign or may be removed by the Sponsor or the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to ap-point a satisfactory successor. Such resignation or removal shall become effec-tive upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of compe-tent jurisdiction for the appointment of a successor.

  The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Deter-minations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Other Information

Amendment of Indenture

  The Indenture may be amended by the Trustee and the Sponsor without the con-sent of any of the Unitholders (1) to cure any ambiguity or to correct or sup-plement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, pro-vided, however, that the Indenture may not be amended, without the consent of 100% of the Unitholders, to permit the deposit or acquisition of securities ei-ther in addition to, or in substitution for any of the Securities initially de-posited in any Trust except as stated in "NUVEEN DEFINED PORTFOLIOS" or "COMPO-SITION OF TRUSTS" regarding the creation of additional Units and the limited right of substitution of Replacement Securities, except for the substitution of refunding securities under certain circumstances or except as otherwise pro-vided in this Prospectus or the Indenture. The Trustee shall advise the Unitholders of any amendment requiring the consent of Unitholders, or upon re-quest of the Sponsor, promptly after execution thereof.

Termination of Indenture

  The Trust may be liquidated at any time by an instrument executed by the Sponsor and consented to by 66 2/3% of the Units of the Trust then outstanding. The Trust may also be liquidated by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the total value of the Securi-ties deposited in the Trust as of the conclusion of the primary offering period and may be liquidated by the Trustee in the event that Units not yet sold ag-gregating more than 60% of the Units originally created are tendered for re-demption by the Sponsor. The sale of Securities from the Trust upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount of Securities originally represented by the Units held by such Unitholder. The In-denture will terminate upon the redemption, sale or other disposition of the last Security held thereunder, but in no event shall it continue beyond the Mandatory Termination Date set forth under "General Information--Termination" in Part A of this Prospectus.

  Commencing on the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of a Trust. The Sponsor will determine the manner, timing and execution of the sale of the Securities. Written notice of the termination of a Trust specifying the time or times at which

Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his address appearing on the registration books of such Trust maintained by the Trustee. Unitholders not electing a dis-tribution of shares of Securities and who do not elect the Rollover Option (if applicable) will receive a cash distribution from the sale of the remaining Se-curities within a reasonable time after the Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of a Trust any accrued costs, expenses, advances or indemnities provided by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Ac-counts.

Ratings Definitions

Standard & Poor's Issue Credit Ratings

  A Standard & Poor's issue credit rating is a current opinion of the credit-worthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (in-cluding ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the cur-rency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular invest-or. Issue credit ratings are based on current information furnished by the ob-ligors or obtained by Standard & Poor's from other sources it considers reli-able. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Long-term issue credit ratings

  Issue credit ratings are based, in varying degrees, on the following consid-erations:

 . Likelihood of payment-capacity and willingness of the obligor to meet its fi-nancial commitment on an obligation in accordance with the terms of the obli-gation;

 . Nature of and provisions of the obligation;

 . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bank-ruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typi-cally rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA' has the highest rating assigned by Standard &
    Poor's. The obligor's capacity to meet its financial commitment on the ob-ligation is extremely strong.

AA An obligation rated "AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its finan-cial commitment on the obligation is still strong.

BBB An obligation rated "BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB', "B', "CCC', "CC', and "C' are regarded as having significant speculative characteristics. "BB' indicates the least degree of speculation and "C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB' is less vulnerable to nonpayment than other specu-lative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obli-gation.

B An obligation rated "B' is more vulnerable to nonpayment than obligations rated "BB', but the obligor currently has the capacity to meet its finan-cial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC' is currently vulnerable to nonpayment, and is de-pendent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obliga-tion.

CC  An obligation rated "CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C' rating may be used to cover a sit-uation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C' also will be as-signed to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D' is in payment default. The "D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's be-lieves that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from "AA' to "CCC' may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insuffi-cient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Preferred Stock Ratings

  Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of its familiar bond rating symbols in the quality ranking of preferred stock. These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a par-ticular capital structure and that these securities are rated within the uni-verse of preferred stocks.

"aaa" An issue rated "aaa" is considered to be a top-quality preferred stock.
      This rating indicates good asset protection and the least risk of divi-dend impairment within the universe of preferred stocks.

"aa" An issue rated "aa" is considered a high-grade preferred stock. This rat-ing indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable fu-ture.

"a" An issue rated "a" is considered to be an upper-medium-grade preferred stock.

   While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa" An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protec-tion appear adequate at present, but may be questionable over any great length of time.

"ba" An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" An issue rated "b" generally lacks the characteristics of a desirable in-vestment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa" An issue rated "caa" is likely to be in arrears on dividend payments.
      This rating designation does not purport to indicate the future status of payments.

"ca" An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever at-taining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock rat-ings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rat-ing category.

Legal Opinion

  The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Winston & Strawn, 200 Park Avenue, New York, New York 10166-4193, has acted as counsel for the Trustee with respect to the Series.

Auditors

  The "Statement of Condition" and "Schedule of Investments" at the Initial Date of Deposit included in Part A of this Prospectus have been audited by Ar-thur Andersen LLP, independent public accountants, as indicated in their report in Part A of this Prospectus, and are included herein in reliance upon the au-thority of said firm as experts in giving said report.

Code of Ethics

  The Sponsor and the Trusts have adopted a code of ethics requiring the Spon-sor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with re-spect to the Trusts.

Supplemental Information

  Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about this Trust, which has been filed with the Securities and Exchange Commission and is intended to sup-plement information contained in Part A and Part B of this Prospectus. This supplement includes additional general information about the Sponsor and the Trusts.

[LOGO NUVEEN DEFINED PORTFOLIOS]
                     NUVEEN PREFERRED SECURITIES PORTFOLIO
                              PROSPECTUS -- PART B

                                 April 5, 2001

                              Sponsor       Nuveen Investments
                                            333 West Wacker Drive
                                            Chicago, IL 60606-1286
                                            Telephone: 312-917-7700


                              Trustee       The Bank of New York
                                            101 Barclay Street
                                            New York, NY 10286
                                            Telephone: 800-742-8860


                        Legal Counsel       Chapman and Cutler
                                            111 West Monroe Street
                                            Chicago, IL 60603


                          Independent       Arthur Andersen LLP
                   Public Accountants       33 West Monroe Street
                       for the Trusts       Chicago, IL 60603

  This Prospectus does not contain complete information about the Nuveen Unit Trusts filed with the Securities and Exchange Commission in Washington, DC un-der the Securities Act of 1933 and the Investment Company Act of 1940.

  More information about the Trusts, including the code of ethics adopted by the Sponsor and the Nuveen Unit Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Portfolio informa-tion is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Refer-ence Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

  No person is authorized to give any information or representation about a Trust not contained in Parts A or B of this Prospectus or the Information Sup-plement, and you should not rely on any other information.

  When Units of a Trust are no longer available or for investors who will rein-vest into subsequent series of a Trust, this Prospectus may be used as a pre-liminary Prospectus for a future series. If this is the case, investors should note the following:

    1. Information in this Prospectus is not complete and may be changed;

    2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

    3. This Prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

                   NUVEEN UNIT TRUSTS INFORMATION SUPPLEMENT

                                 April 5, 2001

                         NUVEEN UNIT TRUSTS, SERIES 124

     The Information Supplement provides additional information concerning the structure and operations of a Nuveen Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("Prospectus"). Copies of the Prospectus can be obtained by calling or writing the Trustee at The Bank of New York, 101 Barclay Street, New York, NY 10286 (800-742-8860). This Information Supplement has been created to supplement information contained in the Prospectus.

    This Information Supplement is dated April 5, 2001. Capitalized terms have been defined in the Prospectus.

                               TABLE OF CONTENTS

Accumulation Plan

Information About the Sponsor

Risk Factors

Accumulation Plan

     The Sponsor, Nuveen Investments ("Nuveen"), is also the principal underwriter of the Accumulation Funds listed in the following table. Each fund is an open-end, diversified management investment company into which Unitholders may choose to reinvest Trust distributions automatically, without any sales charge. Unitholders may reinvest both interest and capital distributions or capital distributions only. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trust(s) and may invest in securities which would not be eligible for deposit in the Trust(s). The investment adviser to each Accumulation Fund is a wholly-owned subsidiary of the Sponsor. Unitholders should contact their financial advisor or the Sponsor to determine which of the Accumulation Funds they may reinvest into, as reinvestment in certain of the Accumulation Funds may be restricted to residents of a particular state or states. Unitholders may obtain a prospectus for each Accumulation Fund through their financial advisor or through the Sponsor at
(800) 742-8860. For a more detailed description, Unitholders should read the prospectus of the Accumulation Fund in which they are interested.

     The following is a complete list of the Accumulation Funds currently available, as of the Date of Deposit of this Prospectus, to Unitholders under the Accumulation Plan. The list of available Accumulation Funds is subject to change without the consent of any of the Unitholders.

Accumulation Funds

Mutual Funds

Nuveen Flagship Municipal Trust

     Nuveen Municipal Bond Fund
     Nuveen Insured Municipal Bond Fund
     Nuveen Flagship All-American Municipal Bond Fund
     Nuveen Flagship Limited Term Municipal Bond Fund
     Nuveen Flagship Intermediate Municipal Bond Fund

Nuveen Flagship Multistate Trust I

     Nuveen Flagship Arizona Municipal Bond Fund
     Nuveen Flagship Colorado Municipal Bond Fund
     Nuveen Flagship Florida Municipal Bond Fund
     Nuveen Flagship Florida Intermediate Municipal Bond Fund
     Nuveen Maryland Municipal Bond Fund
     Nuveen Flagship New Mexico Municipal Bond Fund

     Nuveen Flagship Pennsylvania Municipal Bond Fund
     Nuveen Flagship Virginia Municipal Bond Fund

Nuveen Flagship Multistate Trust II

     Nuveen California Municipal Bond Fund
     Nuveen California Insured Municipal Bond Fund
     Nuveen Flagship Connecticut Municipal Bond Fund
     Nuveen Massachusetts Municipal Bond Fund
     Nuveen Massachusetts Insured Municipal Bond Fund
     Nuveen Flagship New Jersey Municipal Bond Fund
     Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
     Nuveen Flagship New York Municipal Bond Fund
     Nuveen New York Insured Municipal Bond Fund

Nuveen Flagship Multistate Trust III

     Nuveen Flagship Alabama Municipal Bond Fund
     Nuveen Flagship Georgia Municipal Bond Fund
     Nuveen Flagship Louisiana Municipal Bond Fund
     Nuveen Flagship North Carolina Municipal Bond Fund
     Nuveen Flagship South Carolina Municipal Bond Fund
     Nuveen Flagship Tennessee Municipal Bond Fund

Nuveen Flagship Multistate Trust IV

     Nuveen Flagship Kansas Municipal Bond Fund
     Nuveen Flagship Kentucky Municipal Bond Fund
     Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
     Nuveen Flagship Michigan Municipal Bond Fund
     Nuveen Flagship Missouri Municipal Bond Fund
     Nuveen Flagship Ohio Municipal Bond Fund
     Nuveen Flagship Wisconsin Municipal Bond Fund

Flagship Utility Income Fund

Nuveen Municipal Money Market Fund, Inc.

Nuveen Taxable Funds, Inc.

Nuveen Dividend and Growth Fund

Nuveen Investment Trust

     Nuveen Growth and Income Stock Fund
     Nuveen Balanced Stock and Bond Fund
     Nuveen Balanced Municipal and Stock Fund
     Nuveen European Value Fund

Nuveen Investment Trust II

     Nuveen Rittenhouse Growth Fund
     Nuveen Innovation Fund
     Nuveen International Growth Fund

Nuveen Investment Trust III

     Nuveen Income Fund

Money Market Funds

     Nuveen California Tax-Free Money Market Fund
     Nuveen Massachusetts Tax-Free Money Market Fund

     Nuveen New York Tax-Free Money Market Fund
     Nuveen Tax-Free Reserves, Inc.
     Nuveen Tax-Exempt Money Market Fund, Inc.

     Each person who purchases Units of a Trust may become a participant in the Accumulation Plan and elect to have his or her distributions on Units of the Trust invested directly in shares of one of the Accumulation Funds. Reinvesting Unitholders may elect any interest distribution plan. Thereafter, each distribution of interest income or principal on the participant's Units (principal only in the case of a Unitholder who has chosen to reinvest only principal distributions) will, on the applicable distribution date, or the next day on which the New York Stock Exchange is nominally open ("Business Day") if the distribution date is not a business day, automatically be received by the transfer agent for each of the Accumulation Funds, on behalf of such participant and applied on that date to purchase shares (or fractions thereof) of the Accumulation Fund chosen at net asset value as computed as of 4:00 p.m. eastern time on each such date. All distributions will be reinvested in the Accumulation Fund chosen and no part thereof will be retained in a separate account. These purchases will be made without a sales charge.

     The Transfer Agent of the Accumulation Fund will mail to each participant in the Accumulation Plan a quarterly statement containing a record of all transactions involving purchases of Accumulation Fund shares (or fractions thereof) with Trust dividend distributions or as a result of reinvestment of Accumulation Fund dividends. Any distribution of capital used to purchase shares of an Accumulation Fund will be separately confirmed by the Transfer Agent. Unitholders will also receive distribution statements from the Trustee detailing the amounts transferred to their Accumulation Fund accounts.

     Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from capital only reinvestment to reinvestment of both capital and dividends or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

                         INFORMATION ABOUT THE SPONSOR

     Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors seeking to build and sustain their wealth. More than 1.5 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

     To meet the unique circumstances and financial planning needs of our investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, defined portfolios, exchange-traded funds, customized asset management services and cash management products.

     The Sponsor is also principal underwriter of the registered open-end investment companies set forth herein under "Accumulation Plan" as well as for the Golden Rainbow A James Advised Mutual Fund, and acted as co-managing underwriter of Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax-Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen

Insured Premium Income Municipal Fund 2, all registered closed-end management investment companies. These registered open-end and closed-end investment companies currently have approximately $70 billion in securities under management. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal office located in Chicago (333 West Wacker Drive).

     To help advisors and investors better understand and more efficiently use an investment in the Trust to reach their investment goals, the Trust's sponsor, Nuveen Investments, may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Trust's sponsor may produce software or additional sales literature to promote the advantages of using the Trust to meet these and other specific investor needs.

     The Sponsor offers a program of advertising support to registered broker-dealer firms, banks and bank affiliates ("Firms") that sell Trust Units or shares of Nuveen Open-End Mutual Funds (excluding money-market funds) ("Funds"). Under this program, the Sponsor will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the Nuveen Funds and Trusts. Reimbursements to the Firm will be based on the number of the Firm's registered representatives who have sold Fund Shares and/or Trust Units during the prior calendar year according to an established schedule. Reimbursements under this program will be made by the Sponsor and not by the Funds or Trusts.

Risk Factors


     Foreign Securities Risks. Certain of the Securities in one or more of the Trusts may be of foreign issuers, and therefore, an investment in such a Trust involves some investment risks that are different in some respects from an investment in a Trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, currency exchange rate fluctuations, exchange control policies, and the limited liquidity and small market capitalization of such foreign countries' securities markets. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of the Securities included in the Trust, the Sponsor believes that adequate information will be available to allow the Sponsor to provide portfolio surveillance.

     Certain of the Securities in one or more of the Trusts may be in ADR or GDR form. ADRs, American Depositary Receipts and GDRs, Global Depositary Receipts, represent common stock deposited with a custodian in a depositary. American Depositary Receipts and Global Depositary Receipts (collectively, the "Depositary Receipts") are issued by a bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include American Depositary Shares and Global Depositary Shares, respectively.

     Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying shares represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from the application of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

     For the Securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the Securities. The foreign issuers of securities that are Depositary Receipts may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

     On January 1, 1999, Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (eleven of the fifteen member countries of the European Union ("EU")) established fixed conversion rates between their existing sovereign currencies and the euro. On such date the euro became the official currency of these eleven countries. As of January 1, 1999, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. Instead, the authority to direct monetary policy, including money supply and official interest rates for the euro, is exercised by the new European Central Bank. The conversion of the national currencies of the participating countries to the euro could negatively impact the market rate of the exchange between such currencies (or the newly created euro) and the U.S. dollar. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; effect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. The Sponsor is unable to predict what impact, if any, the euro conversion will have on any of the issuers of Securities contained in a Trust.

     Financial Services Risks. An investment in Units of this Portfolio should be made with an understanding of the problems and risks inherent in the financial services industry in general.

     Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

     The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have undergone substantial change in recent years. The recently enacted Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Starting in mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. The Sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Trust's portfolio.

     Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multiline insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

     In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations, and (vii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

     The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulations. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

     All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

     Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 ("Superfund") and comparable state statutes ("mini-Superfund") govern the clean-up and restoration by "Potentially Responsible Parties" ("PRP's"). Superfund and the mini-Superfunds ("Environmental Clean-up Laws" or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

     While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

     Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Recently, ongoing consolidation in the industry and the strong stock market has benefited stocks which investors believe will benefit from greater investor and issuer activity. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the equity securities included in the Trust will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

     Preferred Stock Risks. An investment in Units should be made with an understanding of the risks which an investment in preferred stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the preferred stock market may worsen, and the value of the preferred stocks and therefore the value of the Units may decline. Preferred stocks may be susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, market liquidity, and global or regional political, economic or banking crises. Preferred stocks are also vulnerable to Congressional reductions in the dividends-received deduction which would adversely affect the after-tax return to the investors who can take advantage of the deduction. Such a reduction might adversely affect the value of preferred stocks in general. Holders of preferred stocks, as owners of the entity, have rights to receive payments from the issuers of those preferred stocks that are generally subordinate to those of creditors of, or holders of debt obligations or, in some cases, other senior preferred stocks of, such issuers. Preferred stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or senior preferred stocks will create prior claims for payment of principal and interest and senior dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its preferred stock or the rights of holders of preferred stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of preferred stocks is subject to market fluctuations for as long as the preferred stocks remain outstanding, and thus the value of the Securities may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

     Trust Preferred Securities Risks. Holders of trust preferred securities incur risks in addition to or slightly different than the typical risks of holding preferred stocks. Trust preferred securities are limited-life preferred securities that are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by corporations, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and dividend rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the interest-bearing notes, preferred securities or subordinated debentures. Trust preferred securities usually mature on the stated maturity date of the interest-bearing notes, preferred securities or subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain circumstances at any time. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions on the trust preferred securities are generally treated as interest rather than dividends for Federal income tax purposes. Unlike most preferred stocks, distributions received from trust preferred securities are generally not eligible for the dividends-received deduction. Certain of the risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest-bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest-bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

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